          As filed with the Securities and Exchange Commission on
February ___, 1997
                              Registration No. 333-______________
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549
                         _______________
                            FORM SB-2
                     REGISTRATION STATEMENT
                              UNDER
                   THE SECURITIES ACT OF 1933
                         _______________
                      ALPHA RESOURCES, INC.
(Exact name of small business issuer as specified in its charter)
                         _______________

                                             <C)
         Florida               6770              59-3422883
     (State or other     (Primary standard    (I.R.S. Employer
     jurisdiction of        industrial       Identification No.)
    incorporation or    classification code
      organization)           number)

                       ___________________
                  901 Chestnut Street, Suite A
                      Clearwater, FL 34616
                         (813) 447-3620
  (Address, including zip code, and telephone number, including area code,
    of small business issuer's  principal executive offices)
                         _______________
                        Gerald L. Couture
                  901 Chestnut Street, Suite A
                      Clearwater, FL 34616
                         (813) 447-3620
    (Name, address, including zip code, and telephone number,
                            including
                area code, of agent for service)
                         _______________
                           Copies to:

                     Michael T. Cronin, Esquire
         Johnson, Blakely, Pope, Bokor, Ruppel & Burns, P.A.
                         911 Chestnut Street
                            P.O. Box 1368
                      Clearwater, Florida 34617
                           (813) 461-1818
                         _______________
Approximate date of commencement of proposed sale to the public:
 As soon as practicable after the Registration Statement becomes effective.

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
   If this Form is a post-effective amendment filed pursuant to Rule 4629c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.
   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.
                         _______________
                 CALCULATION OF REGISTRATION FEE

                            Amount to    Proposed    Proposed   Amount of
Title of Each Class of         be         Maximum     Maximum  Registration
   Securities to be         Registered    Offering    Aggregate     Fee
      Registered                         Price Per   Offering
                                         Security(1)  Price(1)
Units (2)                   10,000 Units  $6.00      $60,000     $20.69
Common Stock, $.0001
par value (2)               600,000 Shares N/A         N/A         N/A
Underwriter's Warrants (3)  1000 Warrants  $.01        $.01        $.01
Common Stock, $.0001
par value (4)               60,000 Shares  $0.12      $7.20       $2.48
Total                                                            $23.18

(1)     Estimated  solely  for  the purpose  of  determining  the
  registration fee.
(2) Includes an aggregate of 600,000 shares of Common Stock to be offered to the public in 1,000 Units. Each Unit consists of 60 shares of Common Stock.
(3) Underwriter's Warrants to purchase 1,000 Units, consisting of an aggregate of 60,000 shares of Common Stock.
(4)       Represents   shares   of   Common   Stock    underlying
  Underwriter's Warrants.

                         ______________

   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

          Cross Reference Sheet Pursuant to Rule 404(a)

      Cross reference between Item of Part I of Form SB-2 and the prospectus filed by the above Company as of the registration statement.

Registration Statement
Item Number                        Prospectus Heading
1. Forepart of the Registration Statement      FRONT COVER
   and Outside Front Cover Page of
   Prospectus

2. Inside Front and Outside Back Cover         INSIDE FRONT COVER
   Pages of Prospectus                         and OUTSIDE BACK COVER

3. Summary Information and Risk Factors        PROSPECTUS SUMMARY and RISK
                                               FACTORS

4. Use of Proceeds                             USE OF PROCEEDS

5. Determination of Offering Price             UNDERWRITING

6. Dilution                                    DILUTION and COMPARATIVE DATA

7. Selling Security Holders                    NOT APPLICABLE

8. Plan of Distribution                        UNDERWRITING

9. Legal Proceedings                           LITIGATION

10. Directors, Executive Officers, Promoters, MANAGEMENT and Control Persons

11. Security Ownership of Certain Beneficial   PRINCIPAL SHAREHOLDERS
    Owners and Management

12. Description of Securities                  DESCRIPTION OF SECURITIES

13. Interest of Names Experts and Counsel      EXPERTS and LEGALITY OF SHARES

14. Disclosure of Commission Position on       UNDERWRITING
    Indemnification for Securities Act
    Liabilities

15. Organization Within Five Years             PROSPECTUS SUMMARY and BUSINESS

16. Description of Business                    BUSINESS

                               3

17. Management's Discussion and Analysis       NOT APPLICABLE
    or Plan of Operations

18. Description of Property                    BUSINESS

19. Certain  Relationships and Related         CERTAIN TRANSACTIONS
    Transactions

20. Market for Common Equity and Related       NOT APPLICABLE
    Stockholder Matters

21. Executive Compensation                     MANAGEMENT

22. Financial Statements                       FINANCIAL STATEMENTS

23. Changes in and Disagreements with          NOT APPLICABLE
    Accountants on Accounting and
    Financial Disclosure

                      ALPHA RESOURCES, INC.

                          10,000 Units
                  Offering Price $6.00 Per Unit

      Each Unit consists of 60 shares of common stock, par value $0.0001 (the "Common Stock") of Alpha Resources, Inc. (the "Company"). The offering price of the Units has been arbitrarily determined by the Company, and bear no relationship to the assets or book value of the Company or any other recognized criteria of value. (See "DESCRIPTION OF SECURITIES" and "UNDERWRITING").

      This offering will be conducted in accordance with Rule 429 promulgated under the Securities Act of 1933, as amended ("Securities Act"). The net offering proceeds, after deduction for underwriting commissions and Underwriter's non-accountable expense allowance (estimated at $7,800, if the entire offering is sold, or $3,900, if only the minimum offering is sold), and the securities to be issued to investors must be deposited in an escrow account (the "Deposited Funds" and "Deposited Securities," respectively). While held in the escrow account, the securities may not be traded or transferred. Except for an amount up to 10% of the Deposited Funds (estimated at $5,220, if the entire offering is sold, or at $2,610, if only the minimum offering is sold which is releasable to the Company under Rule 419, the Deposited Funds and the Deposited Securities may not be released until an acquisition meeting certain specified criteria has been made and a sufficient number of investors reaffirm their investment in accordance with the procedures set forth in Rule
419. Pursuant to these procedures, a new prospectus, which describes an acquisition candidate and its business and includes audited financial statements, will be deliver to all investors. The Company must return the pro rata portion of the Deposited Funds to any investor who does not elect to remain an investor. Unless a sufficient number of investors elect to remain investors, all investors will be entitled to the return of a pro rata portion of the Deposited Proceeds (and any interest earned thereon (and none of the Deposited Securities will be issued to investors). If the event an acquisition is not consummated within 15 months of the effective date, the Deposited Funds will be returned on a pro rata basis to all investors. (See "PROSPECTUS SUMMARY: Investors' Rights to Reconfirm Investment Under Rule 419").

      THE  SECURITIES OFFERED INVOLVE A VERY HIGH DEGREE OF  RISK
AND IMMEDIATE SUBSTANTIAL DILUTION, AND SHOULD BE CONSIDERED ONLY
BY  THOSE  PERSONS  WHO  CAN  AFFORD THE  LOSS  OF  THEIR  ENTIRE
INVESTMENT.  (See "RISK FACTORS").

      THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED  BY
THE  SECURITIES  AND EXCHANGE COMMISSION, NOR HAS THE  COMMISSION
PASSED  ON  THE  ACCURACY  OR ADEQUACY OF  THIS  PROSPECTUS,  ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                     Offering Price                     Proceeds
                       to Public     Commissions(1)   to Company(2)
Per Unit Total (3)       $6.00            .60              5.40
   Minimum             $30,000          3,000            27,000
   Maximum             $60,000          6,000            54,000

       The date of this Prospectus is ______________, 1997

                  GREENWAY CAPITAL CORPORATION

(1) Underwriting commissions shown do not include the compensation to be received by Greenway Capital Corporation ("Underwriter"), in the form of: (i) a non-accountable expense allowance of 3% of the gross proceeds of the offering (ii) warrants ("Underwriter Warrants") to purchase units ("Underwriter Units") equal to 10% of the total Units sold in the offering at a price of $7.20 per Underwriter Unit. In addition, the Company has agreed to indemnify the Underwriter against certain civil liabilities, including liabilities which may arise under the Securities Act (See "Underwriting").

(2) Before deducting expenses of the offering payable by the Company (including the Underwriter's non-accountable expense allowance of from $900 to $1,800) estimated at $14,400 if the minimum offering is sold and $18,300 if the entire offering is sold.

(3) The offering is being conducted by the Underwriter on a "5,000 Unit minimum, 10,000 Unit maximum" basis. In the event that the minimum of 5,000 Units having a gross subscription price of $30,000 is not sold within three months following the effective date of this prospectus
     (unless extended by the Company and Underwriter for an additional period not to exceed three months), all proceeds raised will be promptly returned to investors, without paying interest and without deducting any sales commissions or expenses of the offering. All proceeds from the sale of Units will be placed in escrow with ___________________, ________________________, no later than noon of the next business day following receipt. Subscribers will not have the use of their funds, will not earn interest on funds in escrow, and will not be able to obtain return of funds placed in escrow unless and until the minimum offering period expires. In the event the minimum number of shares is sold within the offering period, the offering will continue three months following the date of this prospectus, all offered Units are sold, or terminated by the Company, whichever occurs first. (See "UNDERWRITING"). Assuming the minimum number of Units is sold within the offering period, the Deposited Funds and Deposited Securities will be held in escrow and investors will not have the use of the Deposited Funds or the right to receive and deal in the Deposited Securities until released in accordance with the requirements of Rule 419, which may be as long as 18 months following the date of this prospectus. (See "PROSPECTUS
     SUMMARY:  Investors'  Rights to Reconfirm  Investment  Under
     Rule 419.")

     FEDERAL LAW REQUIRES THAT ANY BROKER OR DEALER PARTICIPATING IN THE ISSUANCE OF CERTAIN SECURITIES, INCLUDING THOSE OFFERED
HEREBY, DELIVER A COPY OF THE PROSPECTUS TO ANY PERSON WHO IS EXPECTED TO RECEIVE A CONFIRMATION OF SALE AT LEAST 48 HOURS PRIOR TO THE MAILING OF SUCH CONFIRMATION.

      THE UNITS HAVE BEEN REGISTERED ONLY IN THE STATES OF FLORIDA, ILLINOIS, AND NEW YORK, AND MAY ONLY BE SOLD TO PERSONS WHO ARE RESIDENTS OF SUCH STATES. ACCORDINGLY, THE WARRANTS, SHOULD THEY BECOME EXERCISABLE, MAY ONLY BE EXERCISED BY PERSONS WHO RESIDE IN THOSE STATES. IF THE UNITS ARE REGISTERED IN ANY OTHER STATES, THE COMPANY WILL AMEND THIS PROSPECTUS TO REFLECT SUCH ADDITIONAL REGISTRATION.

      THE STATES OF CONNECTICUT, IDAHO, AND SOUTH DAKOTA HAVE ADOPTED REGULATIONS THAT MAY PROHIBIT PURCHASES OF THE COMPANY'S SECURITIES WITHIN SUCH STATES IN ANY SUBSEQUENT TRADING MARKET WHICH MAY DEVELOP. ACCORDINGLY, A LEGEND WILL BE PLACE ON ALL CERTIFICATES REPRESENTING THE

UNITS PROHIBITING SALE OF THE UNITS IN THE STATES OF CONNECTICUT,
IDAHO, AND SOUTH DAKOTA.

      The Units are offered by the Underwriter, as agent for the Company, subject to prior sale and withdrawal or cancellation of the offering, without notice, by the Company or the Underwriter. Offers to purchase and sales by the Company and the Underwriter are subject to: (a) acceptance by the Company and the Underwriter; (b) the sale of the minimum number of Units specified herein; (c) the release and delivery to the Company of the proceeds of this offering and delivery of the securities in accordance with Rule 419; and (e) the right of the Company and Underwriter to reject any and all offers to purchase.

      None of the Company's officers, directors, and promoters, and no other affiliate of the Company, has had any preliminary contact or discussions with any representative of any other company  regarding  the possibility of an acquisition  or  merger between  the  Company  and  such other  company  (see  "BUSINESS:
General"). None of the Company's officers, directors, and promoters, and no other affiliate of the Company, knows of any person or group of persons who are likely to purchase, beneficially own, or control any portion of the Units offered. There are no plans, proposals, arrangements, or understandings with any person with regard to the development of a trading market in any of the Company's securities following an acquisition meeting the requirements of Rule 419.

      The Company proposed to provide to shareholders within 180 days following the end of each fiscal year an annual report containing a general description of its business operations and financial statements which have been examined and reported on, with an opinion expressed by an independent certified public accountant. The Company's fiscal year end is December 31.

                       PROSPECTUS SUMMARY

                           The Company

      Alpha Resources, Inc. (the "Company"), was organized as a Delaware corporation on January 13, 1997. Since inception, the Company's activities have been limited to the sale of initial shares in connection with its organization and the preparation of this offering. A total of 120,000 shares of Common Stock have been issued to officers and directors for an aggregate of $600 in cash. Additional funds have been loaned to the Company by its officers, directors and principal shareholders, to cover Company expenses. See "CERTAIN TRANSACTIONS.") The Company proposed to evaluate one or more businesses and ultimately acquire an interest or otherwise participate in a business. As of the date of this prospectus, no specific businesses have been investigated by the Company, and it does not propose to engage in the evaluation of any such businesses unless and until the successful completion of the offering. Consequently, the Company has only generally allocated the net proceeds of this offering to the search for and participation in a business.

      The  Company's offices are located at 901 Chestnut  Street,
Suite  A,  Clearwater, FL 34616, where its  telephone  number  is
(813) 447-3620.

Investors' Rights to Reconfirm Investment Under Rule 419

     General

      The SEC has adopted Rule 419 relating to "blank check" issuers (a development stage company that has no specific business plan or has indicated that its plan is to engage in a merger or acquisition with an unidentified company). This rule provides that upon consummation of the offering there be deposited into an escrow or special account all proceeds received, less underwriting commissions and expenses, and all securities issued. The set offering proceeds (less 10% which may be withdrawn for expenses) must remain in escrow until the earlier of an acquisition meeting certain criteria and affirmation of the offering, or 18 months from the date hereof. During such escrow period no trading in the "blank check" issuer's securities may take place. Inasmuch as the Company is a development stage company planning to engage in a merger or acquisition with an unidentified company, the Company will be subject to Rule 419.

     Deposit of Offering Proceeds and Securities

      Rule 419 requires that the net offering proceeds, after deduction for underwriting compensation and offering expenses and all securities to be issued be deposited into an escrow or trust account (the "Deposited Funds" and "Deposited Securities," respectively) governed by an agreement which contains certain terms and provisions specified by the rule. Under Rule 419, the Deposited Funds (less 10% otherwise releasable under the rule) and the Deposited Securities will be released to the Company and to investors, respectively, only after the Company has met the following three conditions. First, the Company must execute an agreement for an acquisition(s) meeting certain prescribed criteria. Second, the Company must successfully complete a reconfirmation offering which includes certain prescribed terms and condition. Third, the acquisition(s) meeting the prescribed criteria must be consummated (see "Prescribed Acquisition Criteria" and "Reconfirmation Offering" within this section). Accordingly, the Company has entered into an escrow agreement with _______________________ ("Unit Escrow Agent") and with
______________________, a banking corporation (the "Funds Escrow Agent") which provides that:

          (1) The net proceeds will be deposited into an escrow account maintained by the Funds Escrow Agent promptly after the successful completion of the offering. Except for the 10% of the Deposited Funds, which may be released to the Company, the Deposited Funds and interest or dividends thereon, if any, will be held for the sole benefit of the investors and can be invested only in a bank savings account, a money market fund, or federal government securities or securities guaranteed as to principal and interest by the federal government.

          (2) All securities issued in connection with the offering and any other securities issued with respect to such securities, including securities issued with respect to stock splits, stock dividends, or similar rights, will be deposited directly into escrow with the Unit escrow Agent promptly upon issuance. Certificates for the Deposited Securities will be issued in the names of the investors. Accordingly, the Deposited Securities are deemed to be issued and outstanding, and are held by the Unit Escrow Agent for the sole benefit of the investors who retain all voting rights, if any, with respect to the Deposited Securities. The Deposited Securities held in escrow may not be transferred, disposed of, nor any interested created therein, other than by will or the laws of descent and distribution, or, pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986 or the Employee Retirement Income Security Act.

          (3) Warrants, convertible securities, or other derivative securities relating to securities held in escrow may be exercised or converted in accordance with their terms; provided, however, that the securities received upon exercise or conversion together with any cash or other consideration paid in connection with the exercise or conversion, are to be promptly deposited into escrow.

     Prescribed Acquisition Criteria

      Rule 419 requires that before the Deposited Funds and the Deposited Securities can be released the Company must first execute one or more agreements to acquire one or more acquisition candidates meeting certain specified criteria. The agreement must provide for the acquisition of a business or assets for which the fair market value of the business represents at least 80% of the offering proceeds, but excluding underwriting commissions, underwriting expenses, and dealer allowances payable to non-affiliates. For purpose of the offering, the estimated fair value of the business or assets to be acquired must be at least $48,000, if the entire offering is sold, or $24,000, if only the minimum offering is sold. Once an acquisition agreement meeting the above criteria has been executed, the Company must successfully complete the mandated reconfirmation offering and consummate the acquisition. Any agreement pertaining to an acquisition will include a condition precedent to the effect that investors representing 80% of the offering proceeds must elect to reconfirm their investment in the Units, all as provided in Rule 419.

      It  is  possible that the Company may propose to acquire  a
business  in  the  development  stage.   A  business  is  in  the
development  stage  if it is devoting substantially  all  of  its efforts to establishing a new business, and either planned principal operations have commenced or planned principal operations have commenced but there has been no significant revenue therefrom. As noted above, under Rule 419 the Company must acquire a business or assets for which the fair value of the business represents at least 80% of the offering proceeds, including funds received or to be received from the exercise of Warrants, less certain underwriting expenses. Accordingly, the Company's ability to acquire a business in the development stage may be limited to the extent it cannot locate such businesses with a fair value high enough to satisfy the requirements of Rule 419.

     Post Effective Amendment

      Once the agreement governing the acquisition of a business meeting the above criteria has been executed, Rule 419 requires the Company to update the registration statement with a post-effective amendment ("Amendment"). The Amendment must contain information about: the proposed acquisition candidate (or candidates, if more than one) and its business, including audited financial statements,; the results of this offering; and, the use of the funds disbursed from escrow. The Amendment must also include the terms of the reconfirmation offer mandated by Rule
419. The reconfirmation offer will include certain prescribed conditions which must be satisfied before the Deposited Funds and Deposited Securities can be released from escrow.

     Reconfirmation Offering

      The reconfirmation offer must commence within five business days after the effective date of the Amendment. Pursuant to Rule
419, the terms of the reconfirmation offer must include the following conditions:

          (1) The prospectus contained in the Amendment will be sent to each investor whose securities are held in escrow within five business days after the effective date of the Amendment;

          (2) Each investor will have not less than 20, nor more than 45, business days from the effective date of the Amendment to notify the Company in writing, that the investor elects to remain an investor;

          (3) If the Company does not receive written notification from investors representing 80% of the offering proceeds (estimated at $48,000, if the entire offering is sold, or $24,000, if only the minimum offering is sold), within 45 business days following the effective date of their election to reconfirm their investments in the Units, the Deposited Funds (and any related interest or dividends) held in escrow for all investors' will be returned to them on a pro rata basis within five business days by first class mail or other equally prompt means;

          (4) The acquisition will be consummated only if investors representing 90% of the offering proceeds, including funds received or to be received from the exercise of Warrants, notify the Company in writing of their election to reconfirm their investments in the Units within 45 business days following the effective date;

          (5) If an acquisition is consummated, any investor who does not reconfirm his investment in the Units to the Company in writing within 45 days following the effective date of the Amendment will receive his pro rata portion of the Deposited Funds (and any related interest or dividends) held in escrow for all investors' within five business days by first class mail or other equally prompt means;

          (6) If an acquisition is not consummated by _____________________ (18 months from the date of this
          Prospectus), the Deposited Funds held in escrow shall be returned to all investors on a pro rata basis within five business days by first class mail or other equally prompt means.

     Release of Deposited Securities and Deposited Funds

     The Deposited Funds and Deposited Securities may be released to the Company and the investors, respectively, after the Unit Escrow Agent and Funds Escrow Agent have received a signed representation from the Company and any other evidence acceptable to them that: the Company has executed one or more agreements for the acquisition of one or more business for which the fair market value of the business represents at least 80% of the offering proceeds and has filed the required Amendment; the Amendment has been declared effective, the mandated reconfirmation offer containing the conditions prescribed by Rule 419 has been completed, and the Company has satisfied all of the prescribed conditions of the reconfirmation offer; and, the acquisition of the business with the fair value of at least 80% of the offering proceeds is consummated.

                          RISK FACTORS

      The purchase of the securities offered hereby involves a high degree of risk. Each prospective investor should consider, in addition to the negative implications of all material set forth herein, the following specific risks, particularly in relation to your own financial circumstances and ability to suffer the loss of your entire investment.

Risk Factors Relating to the Company's Business

     No Operating History

      The Company was organized under the laws of the State of Delaware on January 13, 1997, and has no revenues from operations or meaningful assets. The Company has not as yet identified any business or product for possible acquisition. The Company faces all of the risks inherent in a new business and those risks specifically inherent in the type of business in which the
Company proposes to engage, namely, the investigation and acquisition of an interest in a business. The purchase of the securities offered hereby must be regarded as the placing of funds at a high risk in a new or "start-up" venture with all of the unforeseen costs, expenses, problems, and difficulties to which such ventures are subject. (See "USE OF PROCEEDS" and "BUSINESS.")

     Potential Profit to be Received by Management

     The officers and directors of the Company currently own 100% of the Common Stock presently issued and outstanding. The officers and directors paid an aggregate price of $600 for these shares (See "CERTAIN TRANSACTIONS: Purchase of Stock at Organization"). The officers and directors of the Company may actively negotiate or otherwise consent to the purchase of any portion of their common stock as a condition to or in connection with a proposed merger or acquisition transaction. The proceeds of this offering will not be used to purchase, either directly or indirectly, any securities held by officers and directors. A premium may be paid on this stock in connection with any such stock purchase transactions and public investors will not receive any portion of the premium that may be paid. Furthermore, the Company's shareholders may not be afforded an opportunity to approve or consent to any particular stock buy-out transaction. (See "BUSINESS: Acquisition of Business"). Due to the fact that such officers and directors may negotiate to receive such a premium means that there is a potential for members of management to consider their own personal pecuniary benefit rather than the best interests of the Company's other stockholders. Such conduct may present management with conflicts of interest and, as a result of such conflicts, may possibly compromise management's state law fiduciary duties to the Company's shareholders. The Company has not adopted any policy for resolving such conflicts.

     No finder's fees may be paid, directly or indirectly, by the Company (out of revenues or other funds, or by the issuance of debt or equity securities), to officers, directors, or promoters of the Company, or their affiliates and associates. Furthermore, the Company will not pay consulting fees or salaries to officers, directors, or promoters of the Company, or their affiliates and associates. The Company will reimburse clerical and office expenses, such as telephone charges, copy charges, overnight courier service, travel expenses, and similar costs incurred by officers, directors, and promoters, and their affiliates and associates, on Company matters, which is estimated will not exceed, an average $1,000 per month. (See "USE OF PROCEEDS"). Except for such reimbursement and the potential sale of stock discussed in the preceding paragraph, there are no arrangements or methods of payment by which the officers, directors, and promoters, and their affiliates and associates, will receive funds, securities, or other assets from the Company or in connection with any acquisition by the Company.

      The Company will not participate in a business combination with any entity controlled by an officer, director, or promoter of the Company, or their affiliates and associates.

     Lack of Diversification

      The extremely limited size of the Company, even after the offering is completed, makes it unlikely that the Company will be able to commit its funds to the acquisition of more than one specific business, so the Company's activities will not be diversified. Therefore, the success or failure of any business acquired by the Company will have a substantial impact on the Company. (See "BUSINESS"). Furthermore, the Company will not engage in the creations of subsidiary entities with a view to distributing their securities to the shareholders of the Company.

     No Current Negotiations Regarding an Acquisition or Merger

      None of the Company's officers, directors, or promoters, or their affiliates and associates, have had any preliminary contact or discussion, and there are no present plans, proposals, arrangements or understanding, with any representatives of the owners of any business or company regarding the possibility of an acquisition or merger transaction contemplated in the prospectus. (See "BUSINESS: General").

      Failure  of  Sufficient  Number of Investors  to  Reconfirm
Investment

      A business combination with a target business cannot be consummated unless, in connection with the reconfirmation offering required by Rule 419, the Company can successfully convince a sufficient number of investors representing 80% of the maximum offering proceeds to elect to reconfirm their investment, the proposed business acquisition will not be consummated. In such event, none of the Deposited Securities hell in escrow will be issued and the Deposited Funds will be returned to investors on a pro rata basis. Since 13% of the gross offering proceeds is to be paid to the Underwriter to cover underwriting commissions and expenses and approximately 9% of the gross proceeds may be used for other expenses of the Company, investors will be returned only approximately 78% of their invested funds plus any interest that accrues on the Deposited Funds held in escrow.

     Use of Business Acquisition Consultants or Finders

      While it is not presently anticipated that the Company will engage unaffiliated professional firms specializing in business acquisitions on reorganizations, such firms may be retained if management deems it in the best interest of the Company. Compensation to a finder or business acquisition firm may take various forms, including one-time cash payments, payments based on a percentage of revenues or product sales volume, payments involving issuance of equity securities (including those of the Company), or any combination of these or other compensation arrangements. The Company estimates that any fees for such services will not exceed 10% of the amount of the securities issued or cash paid by the Company to acquire a business. The Company will not have funds to pay a retainer in connection with any consulting arrangement, and no fee will be paid unless and until an acquisition is completed in accordance with Rule 419. (See "USE OF PROCEEDS," and "BUSINESS").

     No Assurance of Profitability

      There can be no assurance that the Company will be able to acquire a favorable business. In addition, even if the Company becomes engaged in a new business, there can be no assurance that it will be able to generate revenues or profits therefrom.

     No Assurance of Conventional Financing for Business Acquired or Merged

      Although there are no specific business combinations or other transactions contemplated by management, it may be expected that any such target business will present such a level of risk that conventional private or public offerings of securities or conventional bank financing would not be available to the Company once it acquires said business.

     Time to Be Devoted by Management

      The officers and directors of the Company currently are employed or engaged full time in other positions or activities and will devote only that amount of time to the affairs of the Company which they deem appropriate. The amount of time devoted by management to the affairs of the Company will depend on the number and type of businesses under consideration at any given time. In the fact of competing demands for their time, it should be anticipated that the officers and directors will grant priority to their full-time positions rather than the business affairs of the Company. The Company estimates that each officer will contribute an average of 10 hours per month to Company matters (See "MANAGEMENT").

     Conflicts of Interest

      Certain conflicts of interest may exist between the Company and its officers and directors, due to the fact that they are employed full time in other endeavors. Failure by management to conduct the Company's business in its best interest may subject management to claims by the Company and/or its shareholders of
breach  of  fiduciary  duty.   (See  "MANAGEMENT:   Conflicts  of
Interest.")

     Dependent on Outside Advisors

      In connection with its investigation of a possible business and in order to supplement the business experience of management, the Company may employ accountants, technical experts, appraisers, attorneys, or other consultants or advisors. The selection of any such advisors will be made by management without any input from controlling shareholders. Furthermore, it is anticipated that such persons may be engaged by the Company on an independent basis without a continuing fiduciary or other obligation to the Company. The Company has no arrangement or understanding to employ any of its officers or directors as outside advisors. (See "BUSINESS").

     Inability to Evaluate Investments

      The Company's limited funds and the lack of full-time management will likely make it impracticable to conduct a complete and exclusive investigation and analysis of a business. Therefore, management decisions will likely be made without detailed feasibility studies, independent analysis, market surveys, and the like which, if the Company had more funds available, would be desirable. The Company will be particularly dependent in making decisions on information provided by the promoter, owner, sponsor, or others associated with the businesses seeking the Company's participation, and which will have a direct economic interest in completing a transaction with the Company. (See "BUSINESS").

     Possible Consequences of Business Reorganization

      It is likely that the Company will issue additional shares of Common Stock or preferred stock in connection with its potential merger, consolidation, or other business reorganization, and that the proceeds of the offering will be used in the business of the acquisition or merger candidate (the Company will not make loans of the net proceeds of the offering). The consequences may be a change of control of the Company; significant dilution to the public shareholders' investment; and, a material decrease in the public shareholders' equity interest in the Company. Since the Company has not made any determination with respect to the acquisition of any specific business, it cannot speculate on the form of any potential business reorganization or the amount of securities which the Company may issue in connection therewith. The board of directors may issue additional securities of the Company on terms and conditions which the board of directors, in its sole discretion, determines to be in the best interest of the Company and without seeking shareholder approval. (See "BUSINESS").

     Limited Rights of Shareholders in an Acquisition

       Although investors may request the return of their investment funds in connection with the reconfirmation offering required by Rule 419, the Company's shareholders may not be afforded an opportunity specifically to approve or disapprove any particular business reorganization or acquisition. Except under certain circumstances, the directors of the Company will be able to consummate an acquisition by or of the Company without the approval of the shareholders of the company. Under applicable corporate law, only in the event of a merger, consolidation, or sale of all or substantially all of the assets of the Company
(but not a target company), will a shareholder of this Company have the right to object to the merger, consolidation, or sale and assert his or her dissenter's right to appraisal of his or her shares. If an acquisition is consummated in the form of an exchange of securities, no shareholder of the Company will have the right to object thereto and claim dissenter's rights.

     Limitation on Acquisitions

      The Company is subject to Rule 419 and certain reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and will be required to furnish certain information about significant acquisitions, including audited financial statements for the company(s) acquired for one, two, or three years, depending on the relative size of the acquisition. Consequently, the acquisition prospects available to the Company would be limited to those that can provide the required audited financial statements. (See "BUSINESS: Selection of a Business").

     Leverage

      A business acquired through a leveraged buy-out, i.e., financing the acquisition of the business by borrowing on the assets of the business to be acquired, will be profitable only if it generates enough revenues to cover the related debt and expenses. This practice could increase the Company's exposure to larger losses. There can be no assurance that any business acquired through a leveraged buy-out will generate sufficient revenues to cover the related debt and expenses. The use of leverage to consummate a business combination may reduce the ability of the Company to incur additional debt, make other acquisitions, or declare dividends, and may subject the Company's operations to strict financial controls and significant interest expense. It may be expected that the Company will have few, if any, opportunities to utilize leverage in an acquisition. Even if the Company is able to identify a business where leverage may be used, there is no assurance that financing will be available, or if available, on terms acceptable to the Company. (See "BUSINESS: Leverage")

     Competition

       The search for potentially profitable businesses is intensely competitive. The Company expects to be at a disadvantage in competing with firms which have substantially greater financial and management resources than the Company. It is expected this competitive condition will exist in any industry in which the Company may become engaged. (See `BUSINESS").

     Issuance of Preferred Stock

      The  Company currently has authorized 5,000,000  shares  of
preferred  stock,  par  value $0.001 per  share.   No  shares  of
preferred stock are issued and outstanding. Although the Company's board of directors has no present intention to do so, it has the authority, without action by the Company's shareholders, to issue the authorized and unissued preferred stock in one or more series and determine the voting rights, preferences as to dividends and liquidation, conversion rights, and other rights of any such series. Such shares may, if and when issued, have rights superior to those of the Common Stock. (See "DESCRIPTION OF SECURITIES").

     Governmental Regulation

      The use of assets and/or conduct of business which the Company may acquire could be subject to governmental regulations, including environmental and taxation matters, which regulations would have a materially adverse affect on the use of such assets and/or conduct of such businesses. (See "BUSINESS").

General Risks Relating to Investment

     No Access to Investors' Funds While Held in Escrow

      The Units are offered on a "best efforts" basis, and no individual, firm, or corporation, including the Underwriter, has agreed to purchase or take down any of the offered Units. Consequently, there is no assurance that the required minimum number of Units (5,000), will be sold during the minimum offering period, which may last as long as six months, or if the 5,000 Units are sold within the minimum offering period, that all 10,000 Units will be sold during the offering period. Provisions have been made to deposit in escrow the funds received from the purchase of Units, and in the event $30,000 is not received within three months following the effective date of this Prospectus (unless extended by the Company and Underwriter for an additional period not to exceed three months), proceeds so collected will be promptly refunded to investors without paying interest and without deducting sales commissions or expenses. During this initial offering period of up to six months, subscribers cannot earn interest on their funds and have no right to the return or use of their funds (See "UNDERWRITING.")

      Following sale of at least the minimum number of Units within the prescribed period, investors' funds (reduced to reflect payments for underwriting compensation and expense amounts, if any, otherwise released as permitted by Rule 419)
will remain in escrow as Deposited Funds. While interest will accrue on the Deposited Funds after successful completion of the offering, investors will have no right to the return of or the use of their funds for a period of up to 18 months from the date of this prospectus. Prior to the expiration of the 18-month period following the date of this prospectus, investors will be offered return of their pro rata portion of the Deposited Funds held in escrow (and interest), only in connection with the reconfirmation offering required to be conducted upon execution of an agreement to acquire a target business which represents 80% of the maximum offering proceeds. If the Company is unable to locate a target businesses meeting the above acquisition criteria, investors will have to wait the full 18-month period following the date of this prospectus before a pro rata portion of their funds (and interest) is returned.

     Restriction on Sale of Units Held in Rule 419 Escrow Account

      Under Rule 419, the Company must deposit in a special account securities issued and funds received in its initial offering. According to Rule 15g-8 adopted under the Securities Exchange Act of 1934, it is unlawful for any person to sell or offer to sell the Units (or any interest in or related to the Units) held in the Rule 419 account other than pursuant to a qualified domestic relations order. As a result, contracts for sale to be satisfied by delivery of the Deposited Securities (e.g. contracts for sale on a when, as, and if issued basis), and sales of derivative securities to be settled by delivery of the Deposited Securities (e.g. physically-settled option on the securities), are prohibited. Rule 15g-8 also prohibits sales of other interests based on the Units, whether or not physical delivery is required. Accordingly, investors will not be able to liquidate their investment in the Units unless and until the Deposited Securities are released from escrow as provided in Rule
419. Securities are released from escrow as provided in Rule 419. Therefore, there will be no trading market for the Units following completion of the offering. even if the Deposited Securities are released from escrow following a business acquisition pursuant to Rule 419, there can be no assurance that a public market for the Company's securities will develop. As a result, purchasers of the Units offered may not be able to liquidate their investment readily, if at all.

     Resale Prohibited in Certain States

      The states of Connecticut, Idaho, and South Dakota have adopted regulations that may prohibit sale of the Company's Units in those states following release of the Units from escrow under Rule 419. All certificates representing the Units will contain a legend prohibiting resale of the Units in the states of Connecticut, Idaho, and South Dakota.

     Dependence on Successful Completion of Offering

      The company is dependent on successful completion of this offering to implement its proposed business plan. Furthermore, if the offering is unsuccessful, it is likely that present shareholders of the Company will lose their entire investment since the Company will have no working capital after paying certain expenses associated with this offering. (See "BUSINESS.")

     Disproportionate Risks


      On sale of all Units offered hereby (assuming allocation of the public offering price solely to the Common Stock) present shareholders would own approximately 17% of the then outstanding shares of the Company, for which they would have paid $600 or approximately 1% of the then invested capital of the Company, and the persons purchasing shares in this offering would then own 83%
of  the  then outstanding shares, for which they will  have  paid
$60,000  or  approximately 99% of the then invested capital.   If
only the minimum number of Units is sold, existing shareholders would own approximately 29% of the stock outstanding for which they would have paid approximately 2% of the total capital invested, as compared to public shareholders who would own approximately 71% of the stock outstanding for which they would have paid $30,000 or approximately 98% of the total capital invested. Consequently, purchasers in this offering will bear a disproportionately greater risk investing in the Company than its present shareholders. (See "COMPARATIVE DATA.")

     Substantial and Immediate Dilution to Public

      Persons purchasing Units in this offering will suffer a substantial and immediate dilution to the net tangible book value of their shares below the public offering price. Giving effect to the sale of all offered Units, the Company would have a net tangible book value of approximately $.059 per share so that
persons  purchasing  Units  in  the  offering  would  suffer   an
immediate dilution of $.041 per share or 41% from the offering price of $6.00 per Unit. Giving effect to the sale of the minimum number of Units, the net tangible book value of the Company would be approximately $.039 per share or similar dilution to the public investors of $.061 per share or 61% of the public offering price. (See "DILUTION.")

     Lack of Revenue and Dividends

      The company has had no earnings and cannot predict when, if ever, it will realize any material revenue or realize a profit from any operations it may subsequently undertake. The Company has paid no dividends and does not propose to do so in the foreseeable future.

     Arbitrary Offering Price

       The offering price of the Units does not bear any relationship to the assets, book value, or net worth of the Company or any other generally accepted criteria of value, and should not be considered to be an indication of the actual value of the Company. The offering price was arbitrarily determined by the Company. (See "UNDERWRITING.")

     Possible sale of Common Stock Pursuant to Rule 144

      All  of  the  Company's  120,000  shares  of  Common  Stock presently  outstanding are "restricted securities"  and,  in  the event a public market for the Common Stock develops in the future, such shares may be sold as early as December 1998, in reliance on Rule 144 adopted under the Securities Act, if certain requirements are met. Investors should be aware that sales under Rule 144 may have a depressive effect on the price of the Company's stock in any market which may develop. (See "DESCRIPTION OF SECURITIES.")

                            DILUTION

      As of January 15, 1997, the Company had an unaudited net tangible book value (total tangible assets less total liabilities) of $600.00, or a net tangible book value per share of approximately $0.005. The table below sets forth the dilution to persons purchasing Units in this offering without taking into account any changes in the net tangible book value of the Company after January 15, 1997, except the sale of the minimum and maximum number of Units offered at the public offering price and receipt of the net proceeds therefrom, and without taking into consideration the Underwriter's Warrants.

                          Assuming Minimum     Assuming Maximum
                             Units Sold           Units Sold

Public offering price
  per share(1)                      $0.100              $0.100

Net tangible book value
  before offering(2)      $0.005               $0.005

Increase attributable to
purchase of shares by     $0.034               $0.054
new investors

Pro  forma net  tangible
book value after
offering(3)                         $0.039               $0.059

Dilution  per  share  to
new investors                       $0.061               $0.041

Percent Dilution                      61%                  41%

_____________________________

(1)  Offering  Price  per share of Common Stock included  in  the
     Units   and  before  deduction  of  offering  expenses   and
     commissions.

(2) Determined by dividing the number of shares of Common Stock outstanding into the net tangible book value of the Company.

(3)  After   deduction  of  offering  expenses  and   commissions
     estimated at $18,300 if the entire offering is sold and $14,400 is only the minimum offering is sold.

                        COMPARATIVE DATA

      The following chart illustrates percentage ownership in the Company held by the present shareholders and by the public investors in this offering and sets forth a comparison of the amounts paid by the present shareholders and by the public investors.

                     Total            Total       Average Price
                    Shares        Consideration     Per Share
                   Purchased
                Number     %     Amount     %

Minimum
Offering


Present         120,000  28.6%   $  600    2.0%       $0.005
Shareholders

New Investors   300,000  71.4%   $30,00   98.0%       $0.100

Maximum
Offering

Present         120,000  16.7%   $600      1.0%       $0.005
Shareholders

New Investors   600,000  83.3%  $60,000    99.0%       $0.100

                         USE OF PROCEEDS

     The net proceeds to be received by the Company from the sale of all 10,000 Units is estimated at approximately $41,700, after deducting underwriting commissions and expenses. If only the minimum offering is sold, the Company will receive net proceeds of approximately $15,600. All of the net proceeds must be deposited in Escrow pursuant to Rule 419. Except for an amount up to 10% of the Deposited Funds, ($__________, if the entire offering is sold, or $____________, if only the minimum offering is sold), which is otherwise releasable under the rule, the Deposited Funds may not be released until an acquisition meeting certain specified criteria has been made and a sufficient number of investors reconfirm their investment in accordance with the procedures set forth in Rule 419. Accordingly, the net proceeds of the offering may be applied as follows:

            Items              Assuming Minimum Assuming Maximum
                                  Units Sold       Units Sold


1. Company Offering Expenses(1)    $14,400           $18,300

2. Funds available for
   investigation and evaluation    $15,600           $41,700
   of prospective business (2)

TOTAL                              $30,000           $60,000

___________________________

(1)  These  expenses represent legal, accounting,  printing,  and other costs incurred by the Company in connection with the offering. A portion of these expenses have been paid by the Company with advances from the current officers and directors.

(2) The Company utilizes office space at 901 Chestnut Street, Clearwater, FL 34616, provided by a private company owned by Gerald Couture, an officer, director and principal shareholder of the Company. The Company will not pay rent for this office space. The Company will reimburse clerical and office expenses, such as telephone charges, copy charges, overnight courier service, travel expenses, and similar cost incurred by Mr. Couture on Company matters, which is estimated will not exceed, an average, $1,000 per month. These funds may also be used to cover the expense of legal and accounting services related to investigation and evaluation of businesses. A portion or all of the funds required to pay these expenses may not be released until after the acquisition of a business is completed in accordance with Rule 419. A portion of the funds available for a business may be used to pay a fee or other compensation to a person or entity, other than an officer of director of the Company, which submits a business acquired by the Company. (See "BUSINESS")

       There   are   no   plans,  proposals,   arrangements,   or
understandings with respect to the sale or issuance of additional securities of the Company prior to the location of an acquisition or merger candidate.

      After the Company reaches an agreement for acquisition of a business, it is required by Rule 419 to prepare and disseminate the Amendment to all investors, which will describe the business to be acquired and provide more specific information on the use of the net proceeds of the offering in such business. The Amendment will also provide information on the proposed use of any proceeds obtained from the exercise of Warrants in the business acquired by the Company.

      Except for reimbursement of offering costs and expenses incurred by officers and directors on Company matters described above, no portion of the net proceeds of the offering may be paid to officers, directors, promoters, or their affiliates or associates, directly or indirectly, as consultant fees, officer salaries, director fees, purchase of their shares, or other payments. The board of directors has adopted a policy to the foregoing effect, which may be rescinded or amended only by majority vote of the Company's stockholders who do not hold any common stock presently outstanding (whether now held or hereafter acquired) and will expire by its terms on the date an acquisition of business venture is consummated. While the board of directors may seek a change in this policy prior to an acquisition, no change may be made except by the vote specified. No portion of the net proceeds will be used to make loans to any person. The Company will not borrow funds and use the proceeds therefrom to make payments to the Company's officers, directors, or promoters, or their affiliates or associates.

      The Company has no agreement or understanding with any consultant or advisor to provide services in connection with any future business acquisition. The Company does not anticipate that it will engage consultants or advisors specializing in business acquisitions or reorganizations, although the possibility exists that management may find it to be beneficial to the Company to retain the services of such a consultant. In no circumstances will the Company retain the services of any consultant who is also an officer, director, or promoter, of the Company, or their affiliates and associates. Compensation to a consultant may take various forms, including one time cash payments, payments based on a percentage of revenues or product sales volume, payments involving issuance of securities (including those of the Company) or any combination of these or other compensation arrangements. The Company estimates that any fees for such services paid in cash will not exceed 10% of the amount of the securities issued by the Company to acquire a business. The Company will not have funds to pay a retainer in connection with any consulting arrangement, and no fee will be paid unless and until an acquisition is completed in accordance with Rule 419. None of the Company's officers, directors, or promoters have, in the past, used any particular consultant or advisor on a regular basis.

                            BUSINESS

General

      The  Company  was  organized for the  purpose  of  seeking, investigating, and ultimately acquiring an interest in business with long-term growth potential. Persons should not purchase Units in the offering if they expect short-term earnings or appreciation in the value of the Company. The Company currently has no commitment or arrangement to participate in a business and cannot now predict what type of business it may enter into or acquire. It is emphasized that the business objectives discussed herein are extremely general and are not intended to be restrictive on the discretion of the Company's management.

      Persons purchasing Units in the offering will be entrusting their funds to the Company's management, subject to the requirements of Rule 419. The net proceeds of the offering are not specifically allocated to identified purposes or allocated to the acquisition of any specific type of business venture. Decisions concerning these matters may be made by management without shareholder action, except for the right of each investor to recover his pro rata portion of the Deposited Funds in accordance with Rule 419. (See "USE OF PROCEEDS.")

     Management anticipates that it may be able to participate in only one potential business venture, due primarily to the Company's limited financing. This lack of diversification should be considered a substantial risk of investing in the Company because it will not permit the Company to offset potential losses from one venture against gains from another.

Selection of a Business

       The Company anticipates that businesses for possible acquisition will be referred by various sources, including its officers and directors, professional advisors, securities broker-dealers, venture capitalists, members of the financial community, and others who may present unsolicited proposals. The Company will seek businesses from all known sources, but will rely principally on personal contacts of its officers and directors and their affiliates, as well as indirect associations between them and other business and professional people. While it is not presently anticipated that the Company will engage unaffiliated professional firms specializing in business acquisitions on reorganizations, such firms may be retained if management deems it in the best interest of the Company.

      Compensation to a finder or business acquisition firm may take various forms, including one-time cash payments, payments based on a percentage of revenues or product sales volume, payments involving issuance of securities (including those of the Company), or any combination of these or other compensation arrangements. Consequently, the Company is currently unable to predict the cost of utilizing such services, but estimates that any fees for such services paid in cash will not exceed 10% of the gross proceeds of this offering and/or equity securities (not debt) equal to 10% of the amount of the securities issued by the Company to acquire a business. If a finder or business acquisition firm is utilized by the Company, the cost may be paid out of the net proceeds of this offering. ( See "USE OF PROCEEDS.") The board of directors has adopted a policy, which may be rescinded or amended only by majority vote of the Company's stockholders who do not hold any common stock presently outstanding (whether now held or hereafter acquired) and will expire by its terms on the date an acquisition of a business venture is consummated, prohibiting the payment, either directly or indirectly, of any finder's fee or similar compensation to any person who has served as an officer or director of the Company prior to the acquisition, or who is a promoter. While the board of directors may seek a change in this policy prior to an acquisition, no change may be made except by the vote specified.

      The Company will not restrict its search to any particular business, industry, or geographical location, and management reserves the right to evaluate and enter into any type of business in any location. The Company may participate in newly organized business venture or a more established company entering a new phase of growth or in need of additional capital to overcome existing financial problems. Participation in a new business venture entails greater risks since in many instances management of such a venture will not have proved its ability, the eventual market of such venture's product or services will likely not be established, and the profitability of the venture will be unproven and cannot be predicted accurately. If the Company participates in a more established firm with existing financial problems, it may be subjected to risk because the financial resources of the Company may not be adequate to eliminate or reverse the circumstances leading to such financial problems.

      In seeking a business venture, the decision of management will not be controlled by an attempt to take advantage of any anticipated or perceived appeal of a specific industry, management group, product, or industry, but will be based on the business objective of seeking long-term capital appreciation in the real value of the Company. The Company will not acquire or merge with a business or corporation in which the Company's officers, directors, or promoters, or their affiliates or associates, have any direct or indirect ownership interest. The board of directors has adopted a policy, which may be rescinded or amended only by majority vote of the Company's stockholders who do not hold any common stock presently outstanding (whether now held or hereafter acquired) and will expire by its terms on the date and acquisition of a business venture is consummated, prohibiting the acquisition of any business in which a promoter or any person who has served as an officer or director of the Company, or any of their affiliates or associates, held, directly or indirectly, any ownership interest prior to the acquisition. While the board of directors may seek a change in this policy prior to an acquisition, no change may be made except by the vote specified.

      The analysis of new businesses will be undertaken by or under the supervision of the officers and directors (See "MANAGEMENT"). In analyzing prospective businesses, management will consider, to the extent applicable, the available technical, financial, and managerial resources, working capital and other prospects for the future, the nature of present and expected competition; the quality and experience of management services which may be available and the depth of that management; the potential for further research, development, or exploration; the potential for growth and expansion; the potential for profit; the perceived public recognition or acceptance of products, services, or trade or service marks; name identification; and other relevant factors.

      It  is  possible that the Company may propose to acquire  a
business  in  the  development  stage.   A  business  is  in  the
development  stage  if it is devoting substantially  all  of  its efforts to establishing a new business, and either planned principal operations have not commenced or planned principal operations have commenced but there has been not significant revenue therefrom. Under Rule 419 the Company must acquire a business or assets for which the fair value of the business represents at least 80% of the offering proceeds, including funds received or to be received from the exercise of Warrants, less certain underwriting expenses. Accordingly, the Company's ability to acquire a business in the development stage may be limited to the extent it cannot locate such businesses with fair value high enough to satisfy the requirements of Rule 419.

      The Company will be subject to requirements of Rule 419 and certain reporting requirements under the Exchange Act and will, therefore, be required to furnish certain information about significant acquisitions, including audited financial statements for the company(s) acquired, covering one, two, or three years, depending on the relative size of the acquisition. Consequently, acquisition prospects that do not have or are unable to obtain the required audited statements which meet the requirements of Rule 419 and the Exchange Act will not be appropriate for acquisition. The Company anticipates that it will voluntarily prepare and file periodic reports under the Exchange Act, notwithstanding the fact that such obligation may be suspended under sections 15(d) of the Exchange Act.

      The decision to participate in a specific business may be based on management's analysis of the quality of the other firm's management and personnel, the anticipated acceptability of new products or marketing concepts, the merit of technological changes, and other factors which are difficult, if not impossible, to analyze through any objective criteria. It is anticipated that the results of operations of a specific firm may not necessarily be indicative of the potential for the future because of the requirement to substantially shift marketing approaches, expand significantly, change product emphasis, change or substantially augment management, and other factors.

      The Company will analyze all available factors and make a determination based on a composite of available facts, without reliance on any single factor. The period within which the Company may participate in a business on completion of this offering cannot be predicted and will depend on circumstances beyond the Company's control, including the availability of businesses, the time required for the Company to complete its investigation and analysis of prospective businesses, the time required to prepare appropriate documents and agreements providing for the Company's participation, and other circumstances. It is anticipated that the analysis of specific proposals and the selection of a business will take several months. Even after the Company has located a prospective acquisition target, it will still have to comply with the reconfirmation mandate of Rule 419, which may take months. Persons should not purchase Units in this offering if they expect a short-term appreciation in the value of the Company or its securities.

Acquisition of Business

      In implementing a structure for a particular business acquisition, the Company may become a party to a merger, consolidation, or other reorganization with another corporation or entity; joint venture; license; purchase and sale of assets; or purchase and sale of stock, the exact nature of which cannot now be predicted. Notwithstanding the above, the Company does not intend to participate in a business through the purchase of minority stock positions. On the consummation of a transaction, it is likely that the present management and shareholders of the Company will not be in control of the Company. In addition, majority or all of the Company's directors may, as part of the terms of the acquisition transaction, resign and be replaced by new directors without vote of the Company's shareholders.

      In connection with the Company's acquisition of a business, the present shareholders of the Company, including officers and directors, may, as a negotiated element of the acquisition, sell a portion or all of the Company's Common Stock held by them at a significant premium over their original investment in the Company. As a result of such sales, affiliates of the entity participating in the business reorganization with the Company would acquire a higher percentage of equity ownership in the Company. Although the Company's present shareholders did not acquire their shares of Common Stock with a view towards any subsequent sale in connection with a business reorganization, it is not unusual for affiliates of the entity participating in the reorganization to negotiate to purchase shares held by the present shareholders in order to reduce the number of "restricted securities" held by persons no longer affiliated with the Company and thereby reduce the potential adverse impact on the public market in the Company's Common Stock that could result from substantial sales of such shares after the restrictions no longer apply. Public investors will not receive any portion of the premium that may be paid in the foregoing circumstances.

Furthermore, the Company's shareholders may not be afforded an opportunity to approve or consent to any particular stock buy-out transaction. (See MANAGEMENT: Conflicts of Interest.")

      It is anticipated that any securities issued in any such reorganization would be issued in reliance on exemptions from registration under applicable federal and state securities laws. In some circumstances, however, as a negotiated element of the transaction, the Company may agree to register such securities either at the time the transaction is consummated, under certain conditions, or at specified times thereafter. Although the terms of such registration rights and the number of securities, if any, which may be registered cannot be predicted, it may be expected that registration of securities by the Company in these circumstances would entail substantial expense to the Company. The issuance of substantial additional securities and their potential sale into any trading market which may develop in the Company's securities may have a depressive effect on such market.

     While the actual terms of a transaction to which the Company may be a party cannot be predicted, it may be expected that the parties to the business transaction will find it desirable to structure the acquisition as a so-called "tax-free" event under sections 351 or 368(a) of the Internal Revenue Code of 1986, (the "Code"). In order to obtain tax-free treatment under section 351 of the Code, it would be necessary for the owners of the acquired business to own 80% or more of the stock of the surviving entity. In such event, the shareholders of the Company, including investors in this offering, would retain less than 20% of the issued and outstanding shares of the surviving entity. Section 368(a)(1) of the Code provides for tax-free treatment of certain business reorganization between corporate entities where on corporation is merged with or acquires the securities or assets of another corporation. Generally, the Company will be the acquiring corporation in such a business reorganization, and the tax-free status of the transaction will not depend on the issuance of any specific amount of the Company's voting securities. It is not uncommon, however, that as a negotiated element of a transaction completed in reliance on section 368, the acquiring corporation issue securities in such an amount that the shareholders of the acquired corporation will hold 50% or more of the voting stock of the surviving entity. Consequently, there is a substantial possibility that the shareholders of the Company immediately prior to the transaction would retain less than 50% of the issued and outstanding shares of the surviving entity. Therefore, regardless of the form of the business acquisition, it may be anticipated that the investors in this offering will experience a significant reduction in their percentage of ownership in the Company.

     Notwithstanding the fact that the Company is technically the acquiring entity in the foregoing circumstances, generally accepted accounting principles will ordinarily require that such transaction be accounted for as if the Company had been acquired by the other entity owning the business and, therefore, will not permit a write-up in the carrying value of the assets of the other company.

      The manner in which the Company participates in a business will depend on the nature of the business, the respective needs and desires of the Company and other parties, the management of the business, and the relative negotiating strength of the Company and such other management.

      It is possible that the Company will not have sufficient funds from the proceeds of this offering to fully undertake such development, marketing, and manufacturing of products which may be acquired. Accordingly, following the acquisition of any such product rights, the Company may be required to either seek additional debt or equity financing or obtain funding from third parties, in exchange for which the Company would probably be required to give up a portion of its interest in any acquired product. There is no assurance that the Company will be able either to obtain additional financing or interest third parties in providing funding for the further development, marketing, and manufacturing of any products acquired.

      The Company will participate in a business only after the negotiation and execution of appropriate written agreements. Although the terms of such agreements cannot be predicted, generally such agreements will require specific representations and warranties by all of the parties thereto, will specify certain events of default, will detail the terms of closing and the conditions which must be satisfied by each of the parties prior to such closing, will outline the manner of bearing costs if the transaction is not closed, will set forth remedies on default, and will include miscellaneous other terms. It should be expected that one of the conditions will be compliance with Rule 419, and reconfirmation by investors representing at least 80% of the gross proceeds of the offering, after giving effect to the exercise of all Warrants included in the Units sold in the offering.

      It is anticipated that the investigation of specific businesses and the negotiation, drafting, and execution of relevant agreements, disclosure documents, and other instruments will require substantial management time and attention and substantial costs for accountants, attorneys, and others. If a decision is made not to participate in a specific business, the costs theretofore incurred in the related investigation would not be recoverable. Furthermore, even if an agreement is reached for the participation in a specific business, the failure to consummate that transaction may result in the loss to the Company of the related costs incurred which could materially adversely affect subsequent attempts to locate and participate in additional businesses.

Operation of Business After Acquisition

      The Company's operation following its acquisition of a business will be dependent on the nature of the Business and the interest acquired. The Company is unable to predict whether the Company will be in control of the business or whether present management will be in control of the Company following the acquisition. It may be expected that the business will present various risks to investors herein, certain of which have been generally summarized in the "RISK FACTORS" portion of this prospectus. The specific risks of a given business cannot be predicted at the present time.

Leverage

      The Company may be able to participate in a business involving the use of leverage. Leveraging a transaction involves the acquisition of a business through incurring indebtedness for a portion of the purchase price of that business, which is secured by the assets of the business acquired.

     One method by which leverage may be used is that the Company would locate an operating business available for sale and arrange for the financing necessary to purchase such business. Acquisition of a business in this fashion would enable the Company to participate in a larger venture that its limited funds would permit, or use less of its funds to acquire a business and thereby commit its remaining funds to the operations of the business acquired.

     Leveraging a transaction would involve significant risks due to the fact that the borrowing involved in a leveraged transaction will ordinarily be secured by the combined assets of the Company and the business to be acquired. If the combined enterprises are not able to generate sufficient revenues to make payments on the debt incurred to acquire the business, the lender would be able to exercise the remedies provided by law or by contract and foreclose on substantially all of the assets of the Company. Consequently, the Company's participation in a leveraged transaction may significantly increase the risk of loss to the Company. During periods when interest rates are relatively high, the benefits of leveraging are not as great as during periods of lower interest rates because the investment in the business held on a leveraged basis will only be profitable if it generates sufficient revenues to cover the related debt and other costs of the financing.

      The likelihood of the Company obtaining a conventional bank loan for a leveraged transaction would depend largely on the business being acquired and its perceived ability to generate sufficient revenues to repay the debt. Generally, businesses suitable for leveraging are limited to those with income-producing assets that are either in operation or can be placed in operation relatively quickly. The Company cannot predict whether it will be able to locate any such business. As a general matter it may be expected that the Company will have few, if any, opportunities to examine businesses where leveraging would be appropriate.

      Even if the Company is able to locate a business where leveraging techniques may be used, there is no assurance that financing for the acquisition will be available or, if available, on terms acceptable to the Company. Lenders from which the Company may obtain funds for purposes of a leveraged buy-out may impose restrictions of the future borrowing, dividend, and operating policies of the Company. It is not possible at this time to predict the restrictions, if any which lenders may impose or the impact thereof on the Company.

Governmental Regulation

      It is impossible to predict the government regulation, if any, to which the Company may be subject until it has acquired an interest in a business. The use of assets and/or conduct of businesses which the Company may acquire could subject it to environmental, public health and safety, land use, trade, or other governmental regulations and state or local taxation. In selecting a business in which to acquire an interest, management will endeavor to ascertain, to the extent of the limited
resources   of  the  Company,  the  effects  of  such  government
regulation on the prospective business of the Company. In certain circumstances, however, such as the acquisition of an interest in a new or start-up business activity, it may not be possible to predict with any degree of accuracy the impact of government regulation. The inability to ascertain the effect of government regulation on a prospective business activity will make the acquisition of an interest in such business a higher risk.

Competition

      The Company will be involved in intense competition with other business entities, many of which will have a competitive edge over the Company by virtue of their more substantial financial resources and prior experience in business. There is no assurance that the Company will be successful in obtaining suitable investments.

Offices

      The Company utilizes office space at 901 Chestnut Street, Suite A, Clearwater, Florida 34616, provided by a private company owned by Gerald L. Couture, an officer, director, and principal shareholder of the Company. The Company will not pay rent for this office space. The Company will reimburse clerical and office expenses, such as telephone charges, copy charges, overnight courier service, travel expenses, and similar costs incurred by Gerald L. Couture on Company matters, which is estimated will not exceed, on average, $1,000 per month.

Employees

     The Company is a development stage company and currently has no employees. Executive officers, who are not compensated for their time contributed to the Company, will devote only such time to the affairs of the Company as they deem appropriate. (See MANAGEMENT.") Management of the Company expects to use consultants, attorneys, and accountants as necessary, and does not anticipate a need to engage any full-time employees so long as it is seeking and evaluating businesses. Michael T. Cronin, partner in the law firm of Johnson, Blakely, Pope, Bokor, Ruppel & Burns, P.A., counsel to the Company, is a shareholder of the Company. It is expected that the Company will continue to retain the services of Johnson, Blakely, Pope, Bokor, Ruppel & Burns, P.A., following completion of this offering. The need for employees and their availability will be addressed in connection with a decision whether or not to acquire or participate in a specific business industry.

                     PRINCIPAL SHAREHOLDERS

      The following table sets forth, as of the date of this prospectus, the aggregate number of shares of Common Stock of the Company owned of record or beneficially by each person who owned of record, or is known by the Company to own beneficially, more than 5% of the Company's Common Stock, and the name and shareholdings of each officer and director and all officers and directors as a group:


                                            Percent
                      Number
                        of     Before
                      Shares  Offering        After Offering
                      Owned(1)
Name and Address(2)                        Minimum     Maximum
Gerald Couture
901 Chestnut Street,
Suite A               40,000    33.3%       9.5%          5.6%
Clearwater, FL 34616

Michael T. Cronin
911 Chestnut Street
Clearwater, FL 34616  40,000    33.3%       9.5%          5.6%

Lawrence Steinberg
2 Lincoln Centre
5420 LBJ Freeway,
Suite 540, LB 56
Dallas, TX 75240      40,000    33.3%       9.5%          5.6%

All Officers and
Directors             120,000   100%        28.6%       16.7%
As a Group (3 persons)

____________________________

(1)  All  shares  are held beneficially and of record,  and  each
     record   shareholder   has  sole  voting,   investment   and
     dispositive power.

(2) The persons listed are all of the officers, directors and promoters of the Company.

Officers and Directors

      The following table sets forth the names, age, and position of each director and executive officer of the Company.


        Name                  Age            Position and Office
                                                    Held

Gerald Couture                 51           Chief Executive
                                            Officer, Chief
                                            Financial Officer,
                                            Director

Michael T. Cronin              41           Secretary, Director

Lawrence Steinberg             60           Vice President,
                                            Director

      The above individuals are the persons responsible for founding and organizing the business of the Company, and each became an officer and director of the Company in connection with its organization in August 1993. The term of office of each officer and director is one year and until his successor is elected and qualified.

      Officers and directors will not be compensated for the time they devote to the Company's affairs.
Each officer and director will devote only such time to the business affairs of the Company as he or she deems appropriate.
(See "Conflicts of Interest" below.)

Biographical Information

      Set forth below is biographical information for each of the Company's officers and directors. No person other than the Company's officers and directors will perform any management functions for the Company. Consequently, investors will be relying on the general business acumen and experience of the Company's management and should critically assess the information set forth below.

      Gerald Couture is a principal in Couture & Company, Inc., a corporate financial consulting firm he founded in 1980. Mr. Couture has been director and/or officer of several corporations over the past ten years. These include Medical Technology Systems, Inc. from August, 1987 to October 15, 1996; which completed a Chapter 11 Bankruptcy reorganization proceeding in 1996; Cinema North Corporation and affiliates from June, 1983 to date; Smith & Wesson Knives, Inc., from March, 1988 to December, 1992; Prime Container Corp., June, 1985 to December, 1992; Vermont Manufacturing Corporation from March, 1975 to December, 1992.

      Michael T Cronin, has been a practicing attorney with the law firm of Johnson, Blakely, Pope, Bokor, Ruppel & Burns, P.A., in Clearwater, Florida since 1983. Mr. Cronin concentrates his practice in securities and corporate law. Mr. Cronin is acting as counsel to the Company and owns 40,000 shares of Common Stock.

      Lawrence Steinberg, has been a practicing attorney for over 35 years. Since April 1994, he has been "Of Counsel" with Jenkens & Gilchrist, P.C., Dallas, Texas. Prior to that time, for over 20 years, he was either a shareholder or partner with Johnson & Steinberg, P.C. and its predecessor partnership. Also, Mr. Steinberg has been an active investor in real estate and venture capital investments. From July 1992 to January 1997, he was Chief Executive Officer and Principal Shareholder of a corporation, which has owned and operated a television station in Charleston, South Carolina. In addition, he is currently the owner of a corporation which owns and operates video stores.

Conflicts of Interest; Prior Participation Blank Check Companies

      Each of the officers and directors of the Company has other professional and business interests to which he devotes his primary attention. Each may continue to do so notwithstanding the fact that management time should be devoted to the business of the Company.

      The Company has no arrangement, understanding, or intention to enter into any transaction or participate in any business venture with any officer, director, or principal shareholder or with any firm or business organization with which they are affiliated, whether by reason of stock ownership, position as officer or director, or otherwise. The board of directors has adopted a policy limiting the circumstances under which the Company may enter into such transactions. Although it is believed that the policy adopted by the Company will help to resolve conflicts of interest, there can be no assurance that such policies will be successfully implemented or that, if implemented, conflicts will be satisfactorily resolved in the best interests of the Company.

      In connection with the Company's acquisition of a business, the present shareholders of the Company, including officers and directors, may, as a negotiated element of the acquisition, sell portion or all of the Company's Common Stock held by them at a significant premium over their original investment in the Company. A conflict of interest is inherent in this situation since the Company's officers and directors will be negotiating for the acquisition on behalf of the Company and for sale of their Common Stock for their own respective accounts. Management has not adopted any policy for resolving the foregoing potential conflicts, should they arise.

      Lawrence Steinberg, an officer and director of the Company, has served as a founder, officer, and director of other companies formed with the express purpose of seeking available businesses. It should be expected that all of the officers and directors will form and promote other "blank check" companies in the future. Any such activities by management are not, in the opinion of management, a part of a single plan of financing, and the board of directors has adopted a policy, which may be rescinded or amended only by majority vote of the Company's stockholders who do not hold any common stock presently outstanding (whether now held or hereafter acquired) and will expire by its terms on the date an acquisition of a business venture is consummated, prohibiting the Company from participating in a business acquisition with any other "blank check" company in which any person who has served as an officer or director of the Company prior to the acquisition holds directly, or indirectly, any ownership interest. While the board of directors may seek a change in this policy prior to any acquisition, no change may be made except by the vote specified. Certain conflicts of interest are inherent in the participation of the Company's officers and directors as shareholders in other "blank check" companies, which may be difficult, if not impossible, to resolve in all cases in the best interests of the Company. Failure by management to conduct the Company's business in its best interests may result in liability of management of the Company to the shareholders.
In order to mitigate any potential conflict, each of the officers, directors, and promoters of the Company has undertaken in writing not to participate as an officer or director in any "blank check" company that files a registration statement under the Securities Act of 1933, prior to the date the Company identifies a business it proposes to acquire which meets the acquisition criteria of Rule 419, or the date six months following the date of this prospectus, whichever occurs first.

                      CERTAIN TRANSACTIONS

Purchase of Stock At Organization

      In connection with organizing the Company, its officers and directors, paid an aggregate of $600 in cash to purchase a total of 120,000 shares of Common Stock at a sales price of $0.005 per share. These transactions were not the result of arm's length negotiation. All of the shares of Common Stock presently issued and outstanding are "restricted securities" as that term is defined under the Securities Act and, as such, may not be sold in the absence of registration under the Securities Act or the availability of an exemption therefrom. Under current law, such shares could not be sold for a period of two years from the date on which they are purchased, and then only under limited circumstances. (See "DESCRIPTION OF SECURITIES.")

Affiliate Advances

      Messrs. Couture, Cronin and Steinberg will make additional advances as required to cover the Company's expenses through completion of the offering. The advances do not bear interest, and will be repaid out of the net proceeds of the offering, if successful. In the event the offering is not successful, it is not expected that Messrs. Couture, Cronin and Steinberg will be able to recoup their advances.

Other Arrangements

      The Company has no agreement or understanding, express or implied, with any officer, director, or promoter, or their affiliates or associates, regarding employment with the Company or compensation for services. The Company has no plan, agreement, or understanding, express or implied, with any officer, director, or promoter, or their affiliates or associates, regarding the issuance to such persons of any shares of the Company's authorized and unissued Common Stock. The existing officers and directors reserve the right to acquire Units in this offering. There is no understanding between the Company and any of its present shareholders regarding the sale of a portion or all of the Common Stock currently held by them in connection with any future participation by the Company is a business. There are no other plans, understandings, or arrangements whereby any of the Company's officers, directors, principal shareholders, or promoters, or any of their affiliates or associates, would receive funds, stock, or other assets in connection with the Company's participation in a business. No advances have been made or contemplated by the Company to any of its officers, directors, principal shareholders, or promoters, or any of their affiliates or associates.

      Upon acquisition of a business, it is possible that current management will resign and be replaced by persons associated with the business acquired, particularly if the Company participates in a business by effecting a stock exchange, merger, or consolidation as discussed under "BUSINESS." In the event that any member of current management remains after effecting a business acquisition, that member's time commitment and compensation will likely be adjusted based on the nature and location of such business and the services required, which cannot now be foreseen.

                    DESCRIPTION OF SECURITIES

Units

      The Units offered hereby consist of 60 shares of Common. The Common Stock is immediately detachable on delivery from the escrow required by Rule 419, so that the Common Stock can be separately transferable on issuance. (See "COMMON STOCK" and "WARRANTS," below.)

Common Stock

      The Company is authorized to issue 15,000,000 shares, consisting of 10,000,000 shares of Common Stock, par value $0.0001 per share, of which 120,000 shares are issued and outstanding, and 5,000,000 shares of preferred stock, par value $0.001 (the "Preferred Stock"), of which no shares have been issued.

      Holders of Common Stock are entitled to one vote per share on each matter submitted to a vote at any meeting of shareholders. Shares of Common Stock do not carry cumulative voting  rights  and,  therefore, holders of  a  majority  of  the outstanding shares of Common Stock will be able to elect the entire board of directors, and, if they do so, minority shareholders would not be able to elect any members to the board of directors. The Company's board of directors has authority, without action by the Company's shareholders, to issue all or any portion of the authorized but unissued shares of Common Stock, which would reduce the percentage ownership in the Company of its shareholders and which may dilute the book value of the Common Stock.

      Shareholders of the Company have no pre-emptive rights to acquire additional shares of Common Stock. The Common Stock is not subject to redemption and carries no subscription or conversion rights. In the event of liquidation of the Company, the shares of Common Stock are entitled to share equally in corporate assets after satisfaction of all liabilities. The shares of Common Stock, when issued, will be fully paid and non-assessable.

      Holders of Common Stock are entitled to receive such dividends as the board of directors may from time to time declare out of funds legally available for the payment of dividends. The Company has not paid dividends on its Common Stock and does not anticipate that it will pay dividends in the foreseeable future.

Preferred Stock

      The Company's board of directors has authority, without action by the shareholders, to issue all or any portion of the authorized but unissued Preferred Stock in one or more series and to determine the voting rights, preferences as to dividends and liquidation, conversion rights, and other rights of such series. The Preferred Stock, if and when issued, may carry rights superior to those of the Common Stock.

      The  Company  considers it desirable to  have  a  class  or classes of Preferred Stock available to provide increased flexibility in structuring possible future acquisitions and financings and in meeting corporate needs which may arise. If opportunities arise that would make it desirable to issue Preferred Stock through either public offerings or private placements, the provision for these classes of stock in the Company's certificate of incorporation would avoid the possible delay and expense of a shareholder's meeting, except as may be required by law or regulatory authorities. Issuance of the Preferred Stock would result, however, in a series of securities outstanding that may have certain preferences with respect to dividends, liquidation, redemption, and other matters superior to over the Common Stock which would result in dilution of the income per share and net book value of the Common Stock. Issuance of additional Common Stock pursuant to any conversion right which may be attached to the Preferred Stock may also result in the dilution of the net income per share and net book value of the Common Stock. The specific terms of any series of Preferred Stock will depend primarily on market conditions, terms of a proposed acquisition or financing, and other factors existing at the time of issuance. Therefore, it is not possible at this time to determine the respects in which a particular series of Preferred Stock will be superior to the Company's Common Stock. The board of directors does not have any specific plan for the issuance of Preferred Stock at the present time and does not intend to issue any such stock on terms which it deems are not in the best interests of the Company and its shareholders.

Resale of Outstanding Shares.

      All 120,000 shares of the Common Stock presently issued and outstanding are "restricted securities" as that term is defined in Rule 144 adopted under the Securities Act of 1933 which provides, in essence, that as long as there is publicly available current information about the Company, a person holding restricted securities for a period of at least two years may sell in each 90-day period, provided he is not part of a group acting in concert, an amount equal to the greater of the average weekly trading volume of the stock during the four calendar weeks preceding the sale or 1% of the Company's outstanding Common Stock. Consequently, beginning in December, 1998, 120,000 shares of Common Stock currently issued and outstanding will have been held for two years within the meaning of Rule 144 and may be eligible for resale in accordance with such volume restrictions. Sales under Rule 144 or otherwise may, in the future, have a depressive effect on the price of the Company's Common Stock in any market which may develop.

Transfer Agent

     Upon the closing of this offering, he transfer agent for the Company's securities will be Continental Stock Transfer & Trust
Company, New York, New York.

                          UNDERWRITING

Plan of Distribution

      Pursuant to an underwriting agreement (the "Underwriting Agreement"), the Company has engaged Greenway Capital Corporation, the Underwriter, as its exclusive agent to sell 10,000 Units to the public on a "best efforts" basis. There can be no assurance that any of the Units will be sold. If the Underwriter fails to sell at least 5,000 Units within three months from the effective date of this prospectus (unless extended by the Company and Underwriter for an additional period not to exceed three months), the offering will be terminated and subscription payments will be promptly refunded in full to subscribers, without paying interest or deducting expenses.

      All subscriptions payments should be made payable to "___________ Bank - Alpha Resources, Inc. Escrow Account." The subscription payments will be deposited by the Underwriter no later than noon of the next business day following receipt into an escrow account maintained by _________________ Bank [address]. The escrow agent will hold all subscription payments pending the sale of the minimum number of Units within the specified period. Such subscription payments will only be withdrawn from the escrow account for the purpose of paying the underwriting and offering expenses and establishing the escrow for the Deposited Funds under Rule 419, or for the purpose of refunding subscriptions to investors (without interest and without deduction for offering expenses) if the minimum number of Units is not sold.

      If the minimum number of Units is sold within the specified period, the net offering proceeds, after deduction for underwriting commissions and offering expenses, estimated at $18,300, if the entire offering is sold, and $14,400, if only the minimum offering is sold, and the securities to be issued to investors will be deposited in an escrow account. While held in the escrow account, the securities may not be traded or transferred. Except for an amount up to 10% of the Deposited Funds (estimated at $5,220, if the entire offering is sold, or at $2,610, if only the minimum offering is sold), which is otherwise releasable under the rule, the Deposited Funds and the deposited Securities may not released until an acquisition meeting certain specified criteria has been made and sufficient number of investors reconfirm their investment in accordance with the procedures set forth in Rule 419. Pursuant to these procedures, a new prospectus, which describes an acquisition candidate and its business and includes audited financial statements, will be delivered to all investors. The Company must return the pro rata portion of the Deposited Funds to any investor who does not elect to remain an investor. Unless a sufficient number of investors elect to remain investors, all investors will be entitled to the return of a pro rata portion of the Deposited proceeds (and any interest earned thereon), and none of the Deposited Securities will be issued to investors. In the event an acquisition is not consummated within 18 months of the effective date, the Deposited Funds will be returned in a pro rata basis to all investors. (See "PROSPECTUS SUMMARY: Investors' Rights to Reconfirm Investment Under Rule 419").

     The public offering price of the Units was determined by the Company after consultation with the Underwriter and is based arbitrarily upon various considerations, including market conditions and other factors. The public offering price does not bear any relationship to the assets, book value of the Company, or other traditionally recognized criteria or indicia of value. The Company's officers and directors may acquire a substantial amount of the shares in this offering.

      The Underwriter will receive a sales commission of 10% or $0.60 per Unit. The Company has also agreed to pay the Underwriter a non-accountable expense allowance equal to 3% of the gross proceeds of the offering $1,800 if the entire offering is sold and $900 if only the minimum offering is sold. The Underwriter has advised the Company that it proposes to allow concessions to certain selected dealers who are members of the

National Association of Securities Dealers. The amount of such concessions will be determined through negotiations between the Underwriter and the selected dealers or between such selected dealers and other dealers, as the case may be.

     The Company has agreed to indemnify the Underwriter, and the Underwriter has agreed to indemnify the Company against certain liabilities, including liabilities under the Securities Act. In the opinion of the Securities and Exchange Commission, such indemnification is against the public policy as expressed in the Securities Act and is, therefore, unenforceable.

      The foregoing is a summary of the principal terms of the Underwriting Agreement, which summary does not purport to be complete. For all the terms of the Underwriting Agreement, reference is made to a copy thereof which is on file as an exhibit to the registration statement of which this prospectus forms a part.

Underwriter Warrants

      On the sale of the minimum number of Units offered hereby, the Company will sell to the Underwriter, at price of $0.01 each, warrants ("Underwriter Unit Warrants") to purchase units ("Underwriter Units"), each Underwriter Unit consisting of sixty shares of Common Stock. The number of Underwriter Unit Warrants sold to the Underwriter shall equal 10% percent of the total number of Units sold to the public in the offering, or a maximum 1,000 Underwriter Unit Warrants. The Underwriter Unit Warrants are exercisable for a period of four years commencing one year after the date hereof. The exercise price of the Underwriter Unit Warrants will be $7.20 per unit. The Underwriter Unit Warrants are non-transferable for one year, except to officers of the Underwriter, or officers or partners of selling group members. The Underwriter Warrants are exercisable for a term of four years from the date the Underwriter Unit Warrants are exercised. The Underwriter Unit Warrants are protected against dilution on the occurrence of certain events, such as stock dividends, split-ups, and reclassifications. The holder of the Underwriter Unit Warrants have no voting, dividend, or other rights as stockholders of the Company with respect to shares underlying the Underwriter Unit Warrants unless such warrants have been exercised.

      At any time during the period in which the Underwriter Unit Warrants are exercisable, the Company is obligated to offer the holders the right to register the Common Stock issuable on exercise thereof in any registration statement filed by the Company. In addition, the holders are also granted the right to demand registration on one occasion only. The Company has agreed to pay the costs, including legal, accounting, and other costs, incurred in connection with such registration.

      During the life of the Underwriter Unit Warrants, the holders thereof are given, a nominal cost, the opportunity to profit from a rise in the market price of the Common Stock with a resulting dilution in the interest to the other holders of Common Stock. The holders of the Underwriter Unit Warrants can be expected to exercise such warrants at a time when the Company would, in all likelihood, be able to obtain needed capital from an offering of its unissued Common Stock on terms more favorable to the Company than those provided for by the Underwriter Unit Warrants. Such circumstances may adversely affect the terms on which the Company can obtain additional financing.

                           LITIGATION

      The Company is not a party to any material pending legal proceedings and no such action by or, to the best of its knowledge, against the Company has been threatened.

                       LEGALITY OF SHARES

     Johnson, Blakely, Pope, Bokor, Ruppel & Burns, P.A., counsel to the Company will render an opinion that the Common Stock being offered hereby, when issued, will be fully paid and non-assessable under the corporation law of the State of Delaware. Michael T. Cronin, a partner in said firm is a shareholder of the Company.

                             EXPERTS

     The financial statements included in this prospectus, to the extent and for the periods indicated in its report, have been included herein and in the registration statement in reliance on the report of Pender, Newkirk and Company, the Company's independent certified public accounts, given on the authority of such firm as experts in accounting and auditing.

                       FURTHER INFORMATION

      The Company has filed with the Securities and Exchange Commission a registration statement, SEC File No. ___________________, under the Securities Act of 1933, as amended, with respect to the securities offered by this prospectus. This prospectus omits certain information contained in the registration statement. For further information, reference is made to the registration statement and to the exhibits filed therewith. Statements contained in this prospectus as to the contents of any contract or other document referred are not necessarily complete, and where such contract or other document is an exhibit to the registration statement, such statement is deemed to be qualified and amplified in all respects by the provisions of the exhibit. The complete registration statement, including exhibits, is not available to the public at the Southeast Regional Office, Atlanta District Office, but may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, NW, Washington, DC 20549, at its Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, NY 10048, and at its Midwest Regional Office, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661, and copies may be obtained from the public reference facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

                      ALPHA RESOURCES, INC.
                  (A Development Stage Company)


                      Financial Statements

 For the Period from Inception (January 13, 1997) to January 15, 1997


                            Contents

                                                             Page
                                                            ------
Independent Auditor's Report on Financial Statements          F-2

Financial Statements:

     Balance Sheet                                            F-3

     Statement of Changes in Stockholders' Equity             F-4

     Statement of Cash Flows                                  F-5

     Notes to Financial Statements                            F-6

                   Independent Auditors' Report

Board of Directors
Alpha Resources, Inc.
Clearwater, Florida


We have audited the accompanying balance sheet of Alpha Resources, Inc. as of January 15, 1997 and the related statements of changes in stockholders' equity, and cash flows for the period January 13, 1997 (date of inception) to January 15, 1997. These financial statements are the responsibility of the management of Alpha Resources, Inc. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Alpha Resources, Inc. as of January 15, 1997 and the results of its operations and its cash flows for the period then ended in conformity with generally accepted accounting principles.

Pender Newkirk & Company
Certified Public Accountants
Tampa, Florida
January 17, 1997

                      ALPHA RESOURCES, INC.
                  (A Development Stage Company)
                          Balance Sheet
                        January 15, 1997


                             ASSETS

     Current assets:
     Cash                                           $  15,600
     Organization expense                                 500
                                                     ---------
                                                    $  16,100
                                                     =========

              LIABILITIES AND STOCKHOLDERS' EQUITY

     Current liabilities:
     Accrued professional fees                      $     500
     Loans payable - stockholders                      15,000
                                                     ---------
                                                    $  15,500
     Stockholders' equity:
     Preferred stock, $.001 par value:
     Authorized - 5,000,000
          Issued or outstanding - none
          Common stock, $.0001 par value:
     Authorized - 10,000,000
          Issued and outstanding - 120,000                120
     Additional paid-in capital                           480
                                                     ---------
               Total stockholders' equity           $     600
                                                     ---------

                                                    $  16,100
                                                     =========

  The Accompanying Notes Are An Integral Part Of The Financial Statements

                      ALPHA RESOURCES, INC.
                  (A Development Stage Company)
          Statement of Changes in Stockholders' Equity
 For the Period from Inception (January 13, 1997) to January 15, 1997



                                    Total                          Additional
                                Stockholders'       Common          Paid-in
                                    Equity          Stock           Capital
                                -------------      --------        ----------
Issuance of 120,000 shares of
common stock                       $  600           $  120           $  480
                                   -------          -------          -------

Balance, January 15, 1997          $  600           $  120           $  480
                                   =======          =======          =======

   The Accompanying Notes Are An Integral Part Of The Financial Statements

                      ALPHA RESOURCES, INC.
                  (A Development Stage Company)
                     Statement of Cash Flows
 For the Period from Inception (January 13, 1997) to January 15, 1997


        Cash flows from financing activities:

        Proceeds from issuance of common stock          $    600
        Proceeds from loans payable - stockholders        15,000
                                                          -------

        Net cash from financing activities                15,600
                                                          -------

        Cash at January 15, 1997                        $ 15,600
                                                          =======

        Supplemental disclosure of non-cash investing and financing activities:

        The company accrued $500 of legal fees to form the company. These fees have been recorded as organizational costs in a non-cash transaction.


  The Accompanying Notes Are An Integral Part Of The Financial Statements

                      ALPHA RESOURCES, INC.
                  (A Development Stage Company)
                  Notes to Financial Statements
 For the Period from Inception (January 13, 1997) to January 15, 1997




Note I -       Background

Alpha Resources, Inc. (the "Company") was incorporated January 13, 1997 in the State of Delaware, and has been in the development stage since its formation. The Company intends to effect a merger, exchange of capital stock, asset acquisition, or other similar business combination or acquisition with a business entity. The Company has not identified any specific business or company to fulfill it intentions.

The Company plans to register its securities with the Securities and Exchange Commission and offer certain securities in a "blank check" offering subject to Rule 419 of the Securities Act of 1933.

Note 2 -       Summary of Significant Accounting Policies


                      Accounting Estimates
The preparation of financial statements requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting
period.   Actual results could differ from those estimates.


                          Income Taxes
The Company plans to file its income taxes on a calendar year basis. Deferred income taxes are provided for when transactions are reflected in income for financial reporting purposes in a year other than the year of their inclusion in taxable income. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. At January 15, 1997, the Company had no timing differences and therefore no deferred tax had been reported on its financial statements.

                  Concentration of Credit Risk
The Company maintains cash balances at a bank. The account is insured by the Federal Deposit Insurance Corporation up to $100,000.

Note 3 -       Related Party Transactions

The Company has received $15,000 of loans from the three shareholders of the Company. These loans are due on demand and bear interest at 8% per annum and are unsecured. These shareholders are also officers and directors of the Company.

One shareholder is also providing office space to the Company at no charge, pursuant to an oral agreement. The agreement remains in effect until a business combination is consummated or until any escrow held from the offering is terminated, upon thirty days prior written notice by either party to the agreement.

No dealer, salesperson, or any other individual has been authorized to give any information or make any representations not contained in this Prospectus in connection with the offering covered by this Prospectus. If given or made, such information or representations must not be relied upon as having been authorized by the Company or the Underwriters. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the Common Stock in any jurisdiction where, or to any person to whom, it is unlawful to make such offer or solicitation. Neither the delivery of this Prospectus nor any sale made hereunder shall under any Further circumstances, create an implication that there has not been any change in the facts set forth in this Prospectus or in the affairs of the Company since the date hereof.

                        TABLE OF CONTENTS


                               Page
                               ----
Available Information.........   5
Prospectus Summary............   8
The Company...................   8
Risk Factors..................  12
Dilution......................  19
Comparative Data..............  20
Use of Proceeds...............  21
Business......................  23
Principal Shareholders........  30
Certain Transactions..........  33
Description of Securities.....  34
Underwriting..................  36
Litigation....................  38
Legality of Shares............  39
Experts.......................  40
Further Information...........  41
Financial Statements..........  F-1

----------------------------------------------------------------
                       ALPHA RESOURCES, INC.

                           10,000 UNITS

                         600,000 SHARES OF
                           COMMON STOCK


                         -----------------
                             PROSPECTUS
                         -----------------


                         -----------------


                              ____1997

------------------------------------------------------------------

                             PART II

             INFORMATION NOT REQUIRED IN PROSPECTUS

Item 24.  Indemnification of Directors and Officers

      The Certificate of Incorporation (the "Certificate") provides that a Director shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a Director, except, (i) for any breach of the duty of loyalty; (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violations of laws; (iii) for liability under
Section 174 of the Delaware General Corporation Law (the "Delaware GCL") (relating to certain unlawful dividends, stock repurchases or stock redemptions); or (iv) for any transaction from which the Director derived any improper personal benefit. Article 3 of the Company's Certificate, included as Exhibit 3 hereto, provides that the Company shall indemnify each Director and such of the Company's officers, employees and agents as the Board of Directors shall determine from time to time to the fullest extent provided by the Delaware GCL.

     Article I of the Company's Bylaws, included in Exhibit 3B hereto, provides, in general, that the Company shall indemnify its directors and officers under the circumstances specified in the Delaware GCL and gives authority to the Company to purchase insurance with respect to such indemnification.

Item 25.  Other Expenses of Issuance and Distribution

      The estimated expenses in connection with the issuance and distribution of the securities being registered hereby.

Securities and Exchange Commission registration fee...... $__________
National Association of Securities Dealers, Inc.
examination fee.......................................... ___________
Accounting fees and expenses............................. ___________
Legal fees and expenses.................................. ___________
Printing and engraving expenses.......................... ___________
Blue Sky fees and expenses (including legal fees)........ ___________
Transfer Agent and Registrar fees and expenses........... ___________
Miscellaneous............................................ ___________
           TOTAL......................................... ___________

* Estimates
The Registrant will bear all expenses listed above.

Item 26.  Recent Sales of Unregistered Securities

      The Company has issued 120,000 shares of its Common Stock to its three (3) founders.

      For such transactions, the Company relied upon Section 4(2) of the Securities Act of 1933 as an exemption available from the registration requirements of Section 5 of the Securities Act of 1933 for transactions by an issuer not involving a public offering. The securities were issued to a purchaser who represented, in a manner satisfactory to the Company, that it had acquired the securities for investment and not with the view of the distribution thereof. The transaction described or referred to above did not involve an underwriter, and no discount or commission was paid in connection therewith. No advertising or general solicitation was employed by the Company in offering the securities and no commissions were paid in connection with the sales thereof. The securities of the Company issued to the purchasers have been embossed with the legend restricting transfer of such securities. A stop transfer order concerning the transfer of the certificates representing all the common stock issued and outstanding as indicated above has been noted on the Company's stock transfer ledger.


Item 27.  Exhibits and Financial Statement Schedule.
   10.1 Form of Underwriting Agreement (1)
   10.2 Form of Selected Dealers Agreement (1)
   10.3 Form of Underwriter's Warrant (1)
   10.4 Form of Proceeds Escrow Agreement
   10.5 Certificate of Incorporation (1)
   10.6 By-Laws (1)
   10.7 Opinion re:  Legality and Consent of Counsel (2)
   10.8 Consent of Pender, Newkirk & Co. , CPA (1)

___________________

(1)Filed herewith.
(2)To be filed by amendment.

Item 28.  Undertakings.

     The undersigned Registrant hereby undertakes:

      (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Act");
                     (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereto) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;
                    (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

     (2) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers, and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer, or controlling person of the Company in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

          The undersigned registrant hereby further undertakes that:

           (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

           (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                           SIGNATURES

      In accordance with the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements of filing on this Form SB-2 and authorizes this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clearwater, State of Florida on February ___, 1997.


                                   ALPHA RESOURCES, INC.


                                   By:    /s/ Gerald Couture
                                      -----------------------------
                                          Gerald Couture, President
                                         and Chief Executive Officer

      In accordance with the requirements of the Securities Act of 1933, this Registration Statement on Amendment No. 1 to Form SB-2 has been signed by the following persons in the capacities and on the dates stated.

Signature                  Capacity                      Date
---------                  --------                      ----

/s/ Gerald Couture         Chairman of the Board,        February ___, 1997
------------------------   Chief Executive Officer,
       Gerald Couture      Financial Officer, Chief
                           Accounting Officer, President,
                           Treasurer

/s/ Michael T. Cronin      Director, Secretary           February ___, 1997
------------------------
       Michael T. Cronin

/s/ Lawrence Steinberg     Director                      February ___, 1997
------------------------
       Lawrence Steinberg

                 600,000 Shares of Common Stock

                      ALPHA RESOURCES, INC.

                     UNDERWRITING AGREEMENT

                                       _________________, 1997


Greenway Capital Corporation
45 Broadway
19th Floor
New York, NY  10006

Gentlemen:

    Alpha Resources, Inc., a Florida corporation (the "Company"), proposes to sell to the public up to 600,000 shares of the Company's Common Stock par value $0.0001 (the "Shares"). The Company hereby employs you, Greenway Capital Corporation (the "Underwriter") as exclusive agent of the Company in connection with the proposed sale, on a "best efforts, all or none" basis as to 300,000 Shares and a "best efforts" basis as to the remaining 300,000 Shares. The shares will be offered in Units. Each Unit will contain 60 Shares. Up to 10,000 Units at $6.00 per Unit shall be offered. All references herein to "you" shall be to each of you. The Company and the Underwriter hereby represent and warrant and agree with the following terms, provisions and conditions.

    1.   Securities Offered/Terms.

          The Company proposes to issue and sell up to 10,000 Units at $6.00 per Unit. Each Unit consist of 60 shares of Common Stock. The minimum offering amount shall be 5,000 Units or $30,000 of gross offering proceeds. The maximum offering amount shall be 10,000 Units or $60,000 of gross offering proceeds. The Shares shall be offered to the public for a ninety
(90) day period from the Effective Date of the Registration Statement covering this offering. The initial offering period of ninety (90) days may be extended by mutual agreement between the Company and the Underwriter for an additional ninety (90) days. There shall be one closing for this offering which shall occur upon the earlier of the receipt of proceeds for the maximum number of Units offered hereby or in the event the maximum number of Shares is not sold then for the number of Units sold, provided such number is not less than 5,000 Units prior to the close of the offering. In accordance with Section 3.3 of this Agreement, all funds received from subscribers shall be held in escrow with
_________________________________.

    2.   Representations and Warranties.

          2.1.   Representations and Warranties of  the  Company.
The Company (which includes all subsidiaries of the Company) represents and warrants to, and agrees with, the Underwriter that:

                (a) A Registration Statement (SEC File No. _______ on Form SB-2 and one or more post-effective amendments relating to the public offering of the Units, Underwriter Warrants and shares underlying the Underwriter Warrants, including a preliminary form of prospectus, amended and/or supplemented Prospectus, copies of which have heretofore been delivered to you, has been carefully prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder (including but not limited to Regulation S-K and the General Instructions to Form SB-2 and Rule 419), and has been filed with the Commission under the Act. The Company has prepared in the same manner and proposes to file, prior to the effective date of such Registration Statement, additional amendments to such Registration Statement, including a final form of Prospectus, copies of which shall be delivered to you. "Preliminary Prospectus" shall mean each prospectus filed pursuant to Rule 430 of the Rules and Regulations. The
Registration Statement (including all financial schedules and exhibits) as amended at the time it becomes effective and the final prospectus included therein are respectively referred to as the "Registration Statement" and the "Prospectus", except that
(i)  if  the prospectus first filed pursuant to Rule 424(b),  and
(ii) if such registration statement or prospectus is amended or such prospectus is supplemented after the effective date of such registration statement and prior to the Closing Date (as hereinafter defined), the terms "Registration Statement" and
"Prospectus" shall include the Registration Statement and Prospectus so amended, and the term "prospectus" shall include the Prospectus as so supplemented, or both, as the case may be.

                (b) When the Registration Statement and/or a post-effective amendment thereto becomes effective and at all times subsequent thereto up to the Closing Date (i) the Registration Statement and Prospectus will in all respects conform to the requirements of the Act and the Rules and Regulations; and (ii) neither the Registration Statement nor the Prospectus will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make statements therein not misleading; provided, however, that the Company makes no representations, warranties or agreements as to information contained in or omitted from the Registration Statement or Prospectus in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Underwriter specifically for use in the preparation thereof. It is understood that the statements set forth in the Prospectus under the heading "Underwriting" and the identity of counsel to the Underwriter under the heading "Legal Opinions" constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in the Registration Statement and Prospectus, as the case may be.

                (c) The Commission has not issued an order pre venting or suspending the use of any Preliminary Prospectus with respect to the Shares and each Preliminary Prospectus has complied fully in all material respects with the requirements of the Act and the Rules and Regulations and, as of its date, did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

               (d) The Company is, and on the Closing Date will be, a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. The Company has, and on the Closing Date will have, the power and authority to conduct all of the activities conducted by it, to own or lease all of the assets owned or leased by it and to conduct its business  as  described  in the Registration  Statement  and  the
Prospectus. The Company at the Closing Date will be duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such license or qualification necessary, except where failure to be so licensed or to qualify will not materially affect the Company's business, properties or financial condition. A complete and correct copy of the charter, including all amendments thereto, and of the by-laws of the Company has been delivered to you, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date.

               (e) Except as otherwise provided for in the Regi stration Statement, subsequent to the date hereof and prior to the Closing Date, the Company will not acquire or agree to ac quire any of its equity securities and will not issue or agree to issue any of its or their equity securities other than pursuant to currently outstanding options, warrants and convertible securities. Except as set forth or referred to in the Pros pectus, the Company shall not have outstanding, and on the Closing Date will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of the Company's Common Stock or any such warrants, convertible securities or obligations.

                (f) No holders of Common Stock or of any securities of the Company exercisable or convertible into the Company's Common Stock have the right to include such Common
Stock or securities in the Registration Statement.

                (g) The financial statements of the Company included in the Registration Statement and the prospectus, as amended and supplemented, together with related notes, present fairly the financial position of the Company as of the respective dates thereof for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods presented. Pender Newkirk & Co., Certified Public Accountants, who have reported on such financial statements, are independent accountants with respect to the Company as required by the Act and the Rules and Regulations. No other financial statements or notes thereto are required to be included in the Registration Statement and Prospectus.

                (h) Subsequent to the respective dates as of which information is set forth in the Registration Statement and the Prospectus and prior to the Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus, (A) the Company has not incurred and will not have incurred any material liabilities or obligations, direct or contingent, and has not entered into and will not have entered into any material transactions other than as contemplated in the Registration Statement and the prospectus, (B) the Company has not and will not have paid or declared any dividends or have made any other distribution on its capital stock and (C) there has not been and will not have been any material adverse change in the business, financial condition or results of operations of the Company, or in the book value of the assets of the Company, arising from any reason whatsoever.

                (i) Except as set forth in or contemplated by the Registration Statement and the Prospectus, the Company does not have, and on the Closing Date will not have, any material contingent liabilities.

                (j) The Company has no subsidiary corporations except as disclosed in the Registration Statement or Prospectus nor has it any equity interest in any partnership, joint venture, association or other entity except as disclosed in the Registra tion Statement or prospectus.

                (k) Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings pending or to the knowledge of the Company threatened, against or affecting the Company or its business, financial condition, results of operations or material properties, or any of its principal officers before or by any federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would materially and adversely affect the Company or its business, financial condition, results of operations or material properties.

                (l) The Company is not in violation of its charter or by-laws. Neither the execution and delivery of this Agreement, nor the issue and sale of the Shares or the Underwriter's Warrants hereunder, nor the consummation of any of the transactions contemplated herein, nor the compliance by the Company with the terms and provisions hereof has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the charter or the by-laws of the Company or any statute or any order, rule or regulation applicable to the Company of any court or of any federal, state or other regulatory authority or other government body having jurisdiction over the Company.

                (m) When paid for in accordance with this Agree ment, the Units and the Underwriter Warrants, and the shares issuable upon exercise of the Underwriter Warrants will be validly issued, fully paid and non-assessable. The description in the Registration Statement and the Prospectus of the Shares and Underwriter Warrants is, and on the date hereof and on the Closing Date will be, in all material respects complete and accurate. The issuance and sale of the Shares and the Underwriter Warrants have been duly and validly authorized. The Underwriter Warrants constitute valid and binding obligations of the Company, enforceable in accordance with their terms, to issue and sell, upon exercise and payment in accordance with the terms thereof, the number of shares called for thereby.

                (n) All issued and outstanding shares of Common Stock of the Company have been duly authorized and validly issued and the Common Stock is fully paid and non-assessable; the holders thereof are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company, or were offered, sold or issued in violation of the Act or any state law.

                (o)    The  Company and each of its  subsidiaries
have good and marketable title to all properties and assets described in the Registration Statement and Prospectus as owned by them, free and clear of all liens, charges, encumbrances or restrictions, except such liens, charges, encumbrances or restrictions as are described in the Registration Statement and Prospectus. The Company has valid, subsisting and enforceable leases for the material properties described in the Registration

Statement and prospectus as leased by it, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Company.

                (p) There is no document or contract of a char acter required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. No state ment, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to you was, when made, inaccurate, untrue or incorrect.

                (q) All taxes which are due from the Company have been paid in full (or adequate accruals for the payment thereof have been provided for in their accounting records), and the Company has no tax deficiency or claim outstanding, proposed or assessed against it.

                (r) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, or entered into any transaction other than in the ordinary course of business and which is not required to be disclosed in the Registration Statement, or (B) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

                (s)    On  the effective date of the Registration
Statement, the Company shall have an authorization of capital stock as set forth therein.

                (t) The Company has all material licenses, permits and other governmental authorizations as are required for the conduct of its business or the ownership of its property as described in the Registration Statement and Prospectus and is in all respects complying therewith and owns or possesses adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of such business and has not received any notice of conflict with the asserted rights of others in respect thereof. None of the activities or business of the Company are in violation of, or cause the Company to violate, any law, rule, regulation or order of the United States, any state, county or locality, or any agency or body of the United States or any state, county or locality, the violation of which would have a material adverse impact upon the condition (financial or otherwise), business, property, prospective results of operations, or net worth of the Company.

               (u) The Company has not, directly or indirectly, at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contri bution in violation of law or (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments or contributions required or allowed by applicable law. The Company's internal accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

                (v) On the Closing Date all transfer or other taxes (including franchise, capital stock or other tax, other than income taxes, imposed by any jurisdiction), if any, which are required to be paid in connection with the sale and transfer of the Shares to the Underwriter hereunder will have been fully paid or provided for by the Company and all laws imposing such taxes will have been fully complied with.

               (w) The Company has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be ex pected to constitute, the stabilization or manipulation of the price of the Shares.

                (x) The Company has not entered into any agreement pursuant to which any person is entitled, either directly or indirectly, to compensation from the Company for services as a finder in connection with the public offering referred to herein, other than as set forth in the Registration Statement and Prospectus.

                (y) All shares of the Company's Common Stock sold by the Company within a period of three years from the date hereof as set forth in Item 24 of Part II of the Registration
Statement have been sold by the Company pursuant to a valid exemption from the registration provisions of the Act and not in violation of Section 5 thereof.

                (z) Other than as set forth in the Prospectus, no person is entitled either directly or indirectly to compensation from the Company, from the Underwriter, or from any other person for services as a finder in connection with the proposed offering, and the Company agrees to indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities, joint or several which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense.

          2.2. Representations and Warranties of the Underwriter.
The Underwriter represents and warrants to, and agrees with the Company that:

                (a) The Underwriter is registered as a broker/ dealer under the laws of the United States and under the laws of each jurisdiction in which it is required to be registered as a broker-dealer, or has entered into a selected broker-dealer's agreement with a party which is appropriately registered to sell the Shares in states for which the Underwriter is not registered as a broker/dealer, in order to and in which it intends to offer or sell any of the Shares, and each individual through whom it will act in any offer or sale of the Shares is properly registered or licensed by all requited regulatory authorities.

               (b) The Underwriter is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD").

               (c) The Underwriter is not the subject of any order revoking or suspending any registration of membership re ferred to in subsection 2.2(a) or 2.2(b) above or which, with the passage of time, will cause such suspension or revocation.

                (d) The Underwriter will promptly notify the Company in writing should any of its representations set forth above become inaccurate during the term of this Agreement.

               (e) The Underwriter shall comply with all applic able federal and state laws governing the offer and sale of the Shares.

    3.   Employment of the Underwriter.

          On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth:

          3.1. (a) The Company hereby employs the Underwriter as its exclusive agent to sell for its account 300,000 Shares of its securities, as defined in Section 1 hereof, on a "best efforts, all or none" basis and the remaining 300,000 Shares on a "best efforts" basis.

                (b) In the event that less than 300,000 Shares are sold during the offering period, this offering will not be completed, none of the Shares will be sold, and all proceeds will be returned in full, without interest or deduction, to sub scribers, not later than 7 business days following the expiration of ninety (90) day (or 180 days, as the case may be) from the effective date as set forth in the Prospectus described herein.

          3.2. The Units shall be offered to the general public at the public offering price of $6.00 per Unit.

          3.3.  All funds received from subscribers shall be held
in   escrow  with  ________________________________________  (the
"Escrow Agent"). All subscriber checks shall be made payable to the bank escrow agent only and all checks shall be transmitted to the escrow agent by noon of the next business day following their receipt by the Underwriter or participating broker dealers
directly  to  the  bank  escrow  agent.   The  Underwriter  shall
further, with respect to the handling and transmission of subscriber funds, at all times comply with Rule 15c2-4 of the Securities and Exchange Act of 1934 and NASD Notice to Members 84-7.

          3.4. The Company agrees to issue, or cause to be issued, the Shares and the Underwriter Warrants in such names and denominations as may be specified by the Underwriter and to deliver the Shares on the Closing Date against payment to the Company of $6.00 per Unit, less the Underwriter commission provided for in Paragraph 3.5 hereof and the non-accountable expense allowance provided for in Paragraph 7.2 hereof.

          3.5. The Underwriter shall be entitled to receive as compensation (a) a commission of $.60 per Unit with respect to all Units sold, which compensation the Underwriter shall be entitled to deduct and retain from the proceeds of the sale of the Shares prior to transmittal of payment to the Company. Subject to the sale of the minimum number of Shares offered hereby (300,000), the Company agrees to sell to the Underwriter, for up to $_____, up to _____ Common Stock Purchase Warrants (the "Underwriter Warrants") to purchase one (1) share of Common Stock for each ten (10) Shares of Common Stock sold pursuant to the offering. The Underwriter Warrants shall be exercisable at a price of $___ per Share (120% of the price of the Share). The number of Underwriter Warrants to be sold to the Underwriter shall be based on one (1) Warrant for each ten (10) Shares of

Common Stock sold in the offering. The Underwriter Warrants shall not be assignable or transferable for one year following their issuance, except to officers of the undersigned or to officers or partners of members of the selling group. The
Underwriter Warrants will contain appropriate anti-dilution provisions and the Company will set aside sufficient Shares to provide for their exercise.

          3.6. The Underwriter may, in its discretion, form a "Selling Group" and offer Shares for sale through certain dealers who are members of the NASD at the public offering price less a commission of $___ per Share with no re-allowance to other dealers.

          3.7. The Underwriter and the Company, by mutual agreement may, at any time prior to Closing Date, direct that the Escrow Agent return funds to any or all subscribers.

    4.   Covenants of the Company.

          The Company covenants and agrees with the Underwriter that:

                (a) The Company will use its best efforts to cause the Registration Statement to become effective and upon notification from the Commission that the Registration Statement has become effective, will so advise you and will not at any time, whether before or after the effective date, file any amendment to the Registration Statement or supplement to the Prospectus of which you shall not previously have been advised and furnished with a copy or to which you or your counsel have objected in writing or which is not in compliance with the Act and the Rules and Regulations. At any time prior to the later of
(A) the completion by the Underwriter of the distribution of the Shares contemplated hereby (but in no event more than nine months after the date on which the Registration Statement shall have become or been declared effective) and (B) ninety (90) days after the date on which the Registration Statement shall have become or been declared effective (or such longer period of time as a current Registration Statement must remain in effect with respect to the Share Warrants), the Company will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or prospectus which, in your opinion, may be reasonably necessary or advisable in connection with the distribution of the Shares, the Underwriter Warrants and shares of Common Stock underlying the Underwriter Warrants.

                As soon as the Company is advised thereof, the Company will advise you, and confirm the advice in writing, of the receipt of any comments of the Commission, of the effective ness of any post-effective amendment to the Registration State ment, of the filing of any supplement to the prospectus or any amended Prospectus, of any request made by the Commission for amendment of the Registration Statement or for supplementing of the Prospectus or for additional information with respect thereto, of the issuance by the Commission or any state or regu latory body of any stop other or other order suspending the effectiveness of the Registration Statement or any order prevent ing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Shares for offering in any jurisdiction, or of the institution of any proceedings for any of such purposes, and will use its best efforts to prevent the issuance of any such order, and, if issued, to obtain as soon as possible the lifting thereof.

                The  Company  has caused to be delivered  to  you
copies of each Preliminary Prospectus, and the Company has con sented and hereby consents to the use of such copies for the pur poses permitted by the Act. The Company authorizes the Under writer and dealers to use the Prospectus in connection with the sale of the Shares for such period as in the opinion of counsel to the Underwriter the use thereof is required to comply with the applicable provisions of the Act and the Rules and Regulations. In case of the happening, at any time within the period that a prospectus is required under this Act to be delivered in con nection with sales by an Underwriter, of any event of which the Company has knowledge and which materially affects the Company or the securities of the Company, or which in the opinion of counsel for the Company or counsel for the Underwriter should be set forth in an amendment of the Registration Statement or a supple ment the Prospectus in order to make the statements therein not then misleading, in light of the circumstances existing at the time the Prospectus is required to be delivered to a purchaser of the Shares or in case it shall be necessary to amend or supplement the Prospectus to comply with law or with the Rules and Regulations, the Company will notify you promptly and forthwith prepare and furnish to you copies of such amended Prospectus or of such supplement to be attached to the Prospectus, in such quantities as you may reasonably request, in order that the Prospectus, as so amended or supplemented, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements in the Prospectus, in the light of the circumstances under which they are made, not misleading. The preparation and furnishing of any such amendment or supplement to the Registration Statement or amended Prospectus or supplement to be attached to the prospectus shall be without expense to the Underwriters, except that in case any Underwriter is required, in connection with the sale of the Shares, to deliver a prospectus nine (9) months or more after the effective date of the Registration Statement, the Company will upon request of and at the expense of the Company, amend or supplement the Registration Statement and prospectus and furnish the Underwriter with reasonable quantities of prospectuses complying with Section 10(a)(3) of the Act.

                The  Company  will  comply  with  the  applicable
provisions of the Act, the Rules and Regulations and the Securities Exchange Act of 1934, and the rules and regulations thereunder in connection with the offering and issuance of the Shares. The Company will further comply with all undertakings contained in the Registration Statement.

                (b) The Company will use its best efforts to qualify the Shares for sale under the securities or "blue sky" laws of such jurisdictions as the Underwriter may designate and will make such applications and furnish such information as may be required for that purpose and to comply with such laws, provided the Company shall not be required to qualify as a foreign corporation or a dealer in securities or to execute a general consent to service of process in any jurisdiction in any action other than one arising out of the offering or sale of the Shares. The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualification in effect for so long a period as the Underwriter may reasonably request.

                (c) For so long as the Company is a reporting company under either Section 12(g) or 15(d) of the Securities Exchange Act of 1934, the Company, at its expense, will furnish to its stockholders and warrant holders an annual report (includ ing financial statements audited by independent public account ants), in reasonable detail, and at its expense, will furnish to you during the period ending five (5) years from the date hereof,
(i) as soon as practicable after the end of each fiscal year, a balance sheet of the Company and any of its subsidiaries as at the end of such fiscal year, together with statements of income, surplus and source and application of funds of the Company and any subsidiaries for such fiscal year, all in reasonable detail and accompanied by a copy of the certificate or report thereon of independent accountants; (ii) as soon as they are available, a copy of all reports (financial or other) mailed to security holders; (iii) as soon as they are available, a copy of all non-confidential reports and financial statements furnished to or filed with the Commission; and (iv) such other non-confidential information as you may from time to time reasonably request.

                In the event the Company has an active subsidiary or subsidiaries, such financial statements will be on a consoli dated basis to the extent the accounts of the Company and its subsidiary or subsidiaries are consolidated in reports furnished to its stockholders generally.

               (d) The Company will deliver to you at or before the effective date two signed copies of the Registration State ment including all financial statements and exhibits filed there with, and of all amendments thereto, and will deliver to the several Underwriters, if any, such number of copies of the Regis tration Statement, including such financial statements and exhibits, and of all amendments thereto and as many copies of any Preliminary prospectus filed with the Commission prior to the effective date of the Registration Statement as the Underwriters may reasonably request. The Company will deliver to the Under writers on the effective date of the Registration Statement and thereafter for so long as a prospectus is required to be deliv ered under the Act, from time to time, as many copies of the prospectus, in final form, or as thereafter amended or supple mented, as the Underwriters may from time to time reasonably request.

               (e) The Company will make generally available to its security holders and deliver to you as soon as it is practic able to do so but in no event later than ninety (90) days after the end of twelve (12) months after its current fiscal quarter, an earnings statement (which need not be audited) covering a period of at least twelve (12) consecutive months beginning after the effective date of the Registration Statement, which shall satisfy the requirements of Section 11(a) of the Act.

               (f) The Company will apply the net proceeds from the sale of the Shares for the purposes set forth under "Use of Proceeds" in the Prospectus, and will file such reports with the Commission with respect to the sale of the Shares and the appli cation of the proceeds therefrom as may be required pursuant to Rule 419 or Rule 463 under the Act.

               (g)   [Reserved]

                (h) The Company will, promptly upon request, prepare and file with the Commission any amendments or supple ments to the Registration Statement, Preliminary Prospectus or Prospectus and take any other action, which in the reasonable opinion of legal counsel to the Underwriter, may be reasonably necessary or advisable in connection with the distribution of the Shares, and will use its best efforts to cause the same to become effective as promptly as possible.

                (i) The Company will reserve and keep available the maximum number of its authorized but unissued shares of Common Stock which are issuable upon exercise of the Share
Underwriter Warrants.

               (j)   [Reserved]

               (k) Within 2 business days following the Closing Date, if the Company so qualifies the Company will apply for listing in Standard and Poors Corporation Reports and Moodys OTC Guide and shall use its best efforts to have the Company included in such publications for at least five (5) years from the date of this Agreement.

               (l)   [Reserved]

               (m)   [Reserved]

                (n) Prior to the Closing Date, the Company will not issue, directly or indirectly, without your prior consent, any press release or other communication or hold any press conference with respect to the Company or its activities or the offering of the Shares.

                (o) The Company agrees, at its sole cost and expense, to accomplish on demand one (1) registration of the securities underlying the Underwriter Warrants for resale, at such time during the period between the first and fifth anniversaries of the Effective Date of the Registration Statement as the Underwriter shall so request in writing. The Company shall not enter into any agreement or take any steps which would substantially impair the registration rights of holders of the Underwriter Warrants or the underlying Shares.

    5.   Conditions of Underwriter Obligation.

         The obligations of the Underwriter hereunder are subject to the accuracy (as of the date hereof, and as of the Closing
Date) of and compliance with the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder, and to the following conditions:

                (a) (i) The Registration Statement shall have become effective not later than 5:00 P.M., New York Time, on the date of this Agreement, or at such later time or on such later date as you may agree to in writing; (ii) at or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued by the Commission and no proceeding for that purpose shall have been initiated or shall be threatened, or to the knowledge of the Company, contem plated by the Commission; (iii) no stop order suspending the effectiveness of the qualification or registration of the Shares under the securities or "blue sky" laws of any jurisdiction (whether or not a jurisdiction which you shall have specified) shall be threatened or to the knowledge of the Company contem plated by the authorities of any such jurisdiction or shall have been issued and in effect; (iv) any request for additional in formation on the part of the Commission or any such authorities shall have been complied with to the satisfaction of the Commission and any such authorities, and to the reasonable satis faction of Johnson, Blakely, Pope, Bokor, Ruppel, & Burns, P.A., counsel to the Underwriter; and (v) after the date hereof no amendment or supplement to the Registration Statement or the prospectus shall have been filed unless a copy thereof was first submitted to the Underwriter and the Underwriter did not object thereto.

                (b) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been any change in the capital stock of the Company or any material change in the long term debt of the Company, except as set forth in or contemplated by the Registration Statement and Prospectus, (ii) there shall not have been any material adverse change in the general affairs, management, financial position or results of operations of the Company, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement or Prospectus and
(iii) the Company shall not have sustained any material inter ference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and Prospectus, if in the reasonable judgment of the Underwriter any such development referred to in clauses (i), (ii) or (iii) makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriter at the public offering price.

                (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation instituted against the Company or any of its officers or directors, and since such dates there shall be no proceeding instituted or threatened against the Company or any of its officers or directors, before or by any federal, state or local court, com mission, regulatory body, administrative agency or other govern mental body, domestic or foreign, in which litigation or proceed ing an unfavorable ruling, decision or finding would materially and adversely affect the business, material properties, financial condition or results of operations of the Company.

                (d) Each of the representations and warranties of the Company contained herein shall be true and correct as of this date and at the Closing Date as if made at the Closing Date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or com plied with.

               (e) At the Closing Date, you shall have received the opinion, dated as of the Closing Date, of Johnson, Blakely, Pope, Bokor, Ruppel & Burns, P.A., in form and substance satisfactory to the Underwriter, to the effect that:

                         (i)   The  Company  (A)  has  been  duly
         organized and is validly existing under the laws of the State of Florida, (B) is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character of the assets owned or leased by it requires such qualification, except where failure to so qualify will not materially adversely affect the Company's business, properties or financial condition, and (C) has all requisite corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus.

                         (ii)  To  the knowledge of such  counsel
         after reasonable inquiry therefor, the Company has no subsidiaries and does not own any shares of stock or other equity securities issued by any corporation and does not have any equity interest in any firm, partnership, joint venture, association or other entity, except as disclosed or incorporated by reference in the Registration Statement.

                         (iii)     No authorization, approval, or
         consent or license of any governmental or regulatory body, agency or instrumentality (other than registration under the Act or qualification under state securities or "blue sky" laws) is required in connection with (i) the authorization, issuance, transfer, sale or delivery of the Shares; (ii) the execution, delivery and performance of this Agreement by the Company; or (iii) the taking of such action contemplated herein; or, if any such authorization, approval, consent or licenses is required, such has been obtained and is in full force and effect.

                           (iv)    The    Company's    authorized
         capitalization is as set forth in the Registration Statement and the prospectus. The outstanding shares of the Common Stock (including the Shares) have been duly authorized and validly issued, are fully paid and non-assessable, and have not been issued in violation of any preemptive rights. The certificates representing the Shares are in due and proper form.

                         (v)  The description of the Common Stock
         contained   in  the  Registration  Statement   and   the
         Prospectus conforms to the rights set forth in the charter and the by-laws of the Company.

                         (vi) The Common Stock to be issued  upon
         the exercise of the Underwriter Warrants has been duly reserved and, when issued and paid for, will be validly issued, fully paid and non-assessable with no personal liability attaching to the ownership thereof. The Underwriter Warrants have been duly authorized and constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number of shares of Common Stock called for thereby.

                         (vii)     The Company has full corporate
         power and authority to enter into this Agreement and the Financial Consulting Agreement, and both this Agreement and the Financial Consulting Agreement have been duly authorized, executed and delivered by or on behalf of the company and constitutes the legal, valid and binding obligation of the Company.

                         (viii)    The Registration Statement and
         the Prospectus comply as to form, and appear on their face to be approximately responsive in all material respects, with the requirements of the Act and the Rules and Regulations (except that no opinion need be expressed as to financial statements, schedules and other financial data contained in the Registration Statement or the Prospectus).

                        (ix) Such counsel has participated in the
         preparation of the Registration Statement and the prospectus and nothing has come to the attention of such counsel to lead it to believe that, both as of the
         Effective Date and as of the Closing Time, either the Registration Statement or the prospectus, or any amendment or supplement thereto, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that no opinion need be expressed as to financial statements, schedules and other financial data contained in the Registration Statement or the Prospectus).

                         (x)   Such counsel is familiar with  all
         contracts or other documents referred to in the Registration Statement and the Prospectus and such contracts or other documents are fairly summarized or disclosed therein, or filed (or incorporated by reference) as exhibits thereto as required, and such counsel does not know of any contracts or other documents required to be summarized or disclosed or filed which have not been summarized or disclosed or filed.

                          (xi)  The  Registration  Statement  has
         become effective under the Act, and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is threatened, pending or contemplated.

                         (xii)     The execution and delivery  of
         this Agreement and the consummation by the Company of the transactions herein contemplated and the compliance with the terms of this Agreement do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the charter or by-laws of the Company, or any indenture, mortgage or other agreement or instrument known to such counsel to which the Company is a party or by which it or any of its properties is bound, or any existing law, rule, regulation, judgment, order or decree of any government, governmental body or court, domestic or foreign, having jurisdiction over the Company or any of its respective properties.

                         (xiii)    Such counsel knows of no suits
         or claims, not covered by insurance, threatened or pending against the Company in any court or before or by any governmental body which would materially affect the business of the Company or its financial condition except as set forth in or contemplated by the Prospectus.

                          (xiv)      To  the  knowledge  of  such
         counsel after reasonable inquiry therefor, the statements in the Registration Statement under the captions "Prospectus Summary", "Risk Factors" and "Description of Business" have been reviewed by such counsel and insofar as they refer to descriptions of agreements, statements of law, descriptions of statutes, rules or regulations or legal conclusions, are correct in all material respects.

                         (xv)  To  the knowledge of such  counsel
         after reasonable inquiry therefor, the Company has all governmental licenses and authorizations material to its business.

Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement and the sale of the Shares hereunder as the Underwriter reasonably may request. In rendering such opinions, such counsel may rely upon certifi cates of officers of the Company and of public officials. In rendering such opinion, such counsel may rely as to all matters of law other than the laws of the United States or of the State of Florida upon opinions of counsel satisfactory to you, in which case the opinions shall state that such counsel has no reason to believe that you and they are not entitled so to rely.

                (f) All corporate proceedings and other legal matters relating to this Agreement, the Registration Statement, the Prospectus and other related matters shall be satisfactory to or approved by counsel to the Underwriter, and you shall have received from such counsel a signed opinion, dated as of the Closing Date, with respect to the validity of the issuance of the Stock and Warrants, the form of the Registration Statement and prospectus (other than the financial statements and other financial data contained therein), the execution of this Agree ment and other related matters as you may reasonably require. The Company shall have furnished to counsel for the Underwriter such documents as they may reasonably request for the purpose of enabling them to render such opinion.

               (g) On the Closing Date, (i) the representations and warranties of the Company contained in this Agreement shall be true and correct with the same effect as if made on and as of the Closing Date and the Company shall have performed all of its obligations hereunder and satisfied all the conditions on its part to be satisfied at or prior to such Closing Date, (ii) the Registration Statement and the Prospectus and any amendments or supplements thereto shall contain all statements which are re quired to be stated therein in accordance with the Act and the Rules and Regulations, and in all material respects conform to the requirements thereof, and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) there shall have been, since the respective dates as of which information is given, no material adverse change in the business, properties or condition (financial or otherwise), results of operations, capital stock, long-term or short-term debt or general affairs of the Company from that set forth in the Registration Statement and the Prospectus, except changes which the Registration Statement and the Prospectus indicate might occur after the effective date of the Registration Statement, and the Company shall not have incurred any material liabilities or agreement not in the ordinary  course  of business other than as referred  to  in  the
Registration Statement and prospectus; and (iv) except as set forth in the prospectus, no action, suit or proceeding at law or in equity shall be pending or threatened against the Company which would be required to be set forth in the Registration Statement, and no proceedings shall be pending or threatened against the Company before or by any commission, board or admin istrative agency in the United States or elsewhere, wherein an unfavorable decision, ruling or finding would materially and adversely affect the business, property, condition (financial or otherwise), results of operations or general affairs of the Company, and (v) you shall have received concurrently with the execution and delivery of this Agreement and at the Closing Date, a certificate signed by each of the Chairman of the Board or the President and the principal financial or accounting officer of the Company, in form and substance satisfactory to you, dated as of the date of this Agreement and the Closing Date, evidencing compliance with the provisions of this subsection (h). Without limiting the foregoing, such Certificate shall be to the effect that:

                         (i)  Each signer of such certificate has
         carefully examined the Registration Statement and the Prospectus and (A) as of the date of such certificate, the statements in the Registration Statement and the prospectus are true and correct and neither the Registration Statement nor the Prospectus omits to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading and (B) in the case of the certificate delivered at the Closing Date, since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the prospectus in order to make the statements therein not untrue or misleading.

                          (ii)  No  stop  order  suspending   the
         effectiveness of the Registration Statement shall have been issued by the Commission and no proceeding for that purpose shall have been initiated or shall be threatened or contemplated by the staff of the Commission, and no stop order suspending the effectiveness of the qualification or registration of the Shares under the securities or "blue sky" laws of any jurisdiction (whether or not a jurisdiction you shall have specified) shall be threatened or contemplated by the authorities of any such jurisdiction or shall have been issued and shall remain in effect.

                         (iii)      The  conditions contained  in
         subsections (a), (b) and (c) of this Section 5 (which shall be set forth in full in such certificate) have been complied with.

                         (iv)  Each  of  the representations  and
         warranties of the Company contained in this Agreement were when originally made and are at the time such certificate is dated, true and correct.

                         (v)   Each  of  the  covenants  required
         herein to be performed by the Company on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the date of such certificate has been duly, timely and fully complied with.

                     The Company shall have furnished to you such certificates, in addition to those specifically mentioned herein, as you reasonably may have requested as to the accuracy and com pleteness at the Closing Date of any statement in the Registra tion Statement or the Prospectus, as to the accuracy at the Clos ing Date of the representations and warranties of the Company, as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to your obligations hereunder.

    6.   Indemnity Provisions.

         6.1. (a) The Company agrees to indemnify, defend, and hold the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act, and each person executing a Selected Dealers Agreement with each Under writer, free and harmless from and against any and all losses, claims, damages, liabilities, and expenses, joint or several (including reasonable legal or other expenses incurred by the Underwriter and controlling person in connection with defending any such claims or liabilities, whether or not resulting in any liability to the Underwriter or to any controlling person), which the Underwriter or such controlling person may incur under the Act or at common law or otherwise, but only to the extent that such losses, claims, damages, liabilities, and expenses shall arise out of or be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in the prospectus or in any amendment or amendments to the Registration Statement or prospectus (if such Registration Statement or Prospectus, as from time to time amended and supple mented, are used by the Underwriter when seeking indemnity, in accordance with the provisions of the Act and the Rules and Regulations, including those relating to delivery of other papers (hereinafter collectively called "blue sky application") executed by the Underwriter for filing in any state or states in order to qualify under the securities laws thereof the securities covered by this Agreement), or shall arise out of or be based upon any omission or alleged omission to state therein a material fact required to be stated in the Registration Statement or Prospectus or in any amendment or amendments (if such Registration Statement and Prospectus, as from time to time amended and supplemented, are used by the Underwriter when seeking indemnity, in accordance with the provisions of the Act and the Rules and Regulations, including those relating to delivery of final prospectuses), or in any blue sky application or necessary to make statements in any thereof not misleading; provided, however, that this indemnity agreement shall not apply to any such losses, claims, demands, liabilities, or expenses arising out of, or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or in any amendments thereto or in any blue sky application arising out of, or based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which statement or omission was made in reliance upon information furnished to the Company by the Underwriter in writing expressly for use in the Registration Statement or Prospectus or in any amendment or amendments thereto or was made by the Underwriter in a blue sky application not in reliance upon information furnished by the Company.

                (b) The Underwriter agrees to give the Company an opportunity to participate in the defense or preparation of the defense of any action brought against the Underwriter or controlling person of the Underwriter to enforce any such claim or liability, and the Company shall have the right to so partici pate. The Company shall, subject to the provisions hereinafter stated, have the right to assume the defense of such action (including the employment of counsel and payment of expenses) insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company. In the event of any such assumption by the Company, the Underwriter or any controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the Company unless (i) the Company does not assume such defense or (ii) the employment of such counsel has been specifically authorized by the Company. The Company shall not be liable to indemnify any person for any settlement of any such action effected without the Company's consent. The agree ment of the Company under the foregoing indemnity is expressly conditioned upon notice of any such action having been sent by the Underwriter or controlling person, as the case may be, to the Company, by letter or telegram (addressed as in this Agreement hereinafter provided) promptly after the commencement of any such action against the Underwriter or controlling person, such notice either being accompanied by copies of papers served or filed in connection with such action or by a statement of the nature of the action to the extent known to the Underwriter or controlling person. Failure to so notify within a reasonable time of any such action shall relieve the Company of its respective liabili ties under the foregoing indemnity, but failure to notify the Company as herein provided shall not relieve it from any liabil ity which it may have to the Underwriter or controlling person other than on account of the indemnity agreement contained in this Article.

          6.2. (a) The Underwriter agrees to indemnify, defend and hold the Company, each of its directors and each of its officers who has signed the Registration Statement and each person, if any, who controls the Company within the meaning of
Section 15 of the Act free and harmless against any and ail losses, claims, demands, liabilities and expenses (including reasonable legal or other expenses incurred by the indemnified person in connection with defending any such claims or liabilities whether or not resulting in any liability to the indemnified person) to which any indemnified person may become subject, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus or in any amendment or amendments thereto or in any blue sky application, or amendments thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, resulting from the use of written information furnished to the Company by the Underwriter for use in the preparation of the Registration Statement or the Prospectus, or in any amendment or amendments thereto or any blue sky application.

                (b) The indemnified person agrees to give the Underwriter an opportunity to participate in the defense or preparation of the defense of any action brought against such indemnified person to enforce any such claim or liability, and the Underwriter shall have the right to so participate. The Underwriter shall, subject to the provisions hereinafter stated, have the right to assume the defense of such action (including the employment of counsel and the payment of expenses) insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against it. The Company and each such director, officer or controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Underwriter unless (i) the Underwriter does not assume such defense or (ii) the employment of such counsel has been specifically authorized by the Underwriter. The Underwriter shall not be liable to indemnify any person for any settlement of any such action effected without the Underwriter consent. The agreement of the Underwriter under the foregoing indemnity is expressly conditioned upon notice of any such action having been sent by the indemnified person to the Underwriter by letter or by telegram (addressed as in this Agree ment hereinafter provided) promptly after the commencement of such action against the indemnified person, such notice either being accompanied by copies of papers served or filed in connec tion with such action or by a statement of the nature of the action to the extent known to the indemnified person. Failure to so notify within a reasonable time of any such action shall re lieve the Underwriter of its liabilities under the foregoing indemnity, but failure to notify the Underwriter shall not re lieve the Underwriter from any liability which the Underwriter may have to the indemnified person other than on account of the indemnity agreement contained in this Article.

          6.3. The provisions of this Article shall not in any way prejudice any rights which the Underwriter or person who controls the Underwriter within the meaning of Section 15 of the Act may have against the Company or any person who controls the Company within the meaning of Section 15 of the Act or the Company or such controlling person may have against the Underwriter or person controlling the Underwriter under any statute other than the Act, at common law or otherwise.

         6.4. The indemnity agreements contained in this Article shall survive the Closing Date and shall also inure to the bene fit of successors of the Company, successors of the Underwriter and successors of any person who controls either the Company or the Underwriter within the meaning of Section 15 of the Securi ties Act, and shall be valid irrespective of any investigation made by or on behalf of the Underwriter or the Company.

    7.   Payment of Expenses.

          7.1. The Company will pay all costs and expenses inci dent to the performance of this Agreement by the Company including, but not limited to, the fees and expenses of counsel to the Company and of the Company's accountants; the costs and expenses incident to the preparation, printing, filing and distribution under the Act of the Registration Statement (includ ing the financial statements therein and all amendments and exhibits thereto), furnishing to the Underwriter of copies of the Registration Statement, each Preliminary Prospectus and the Prospectus, as amended or supplemented (including costs of shipping and mailing of Preliminary and Final Prospectuses, and the cost of advertising the issue), the fee of the National Association of Securities Dealers, Inc. ("NASD") in connection with the filing required by the NASD relating to the offering of the Shares contemplated hereby and the reasonable fees and expenses of counsel for the Underwriter in connection with NASD review; all expenses, including reasonable fees and disbursements of counsel to the Underwriter, in connection with the qualifica tion of the Shares under the state securities or blue sky laws which the Underwriter shall designate; the cost of printing and furnishing to the Underwriter copies of the Registration State ment, each Preliminary Prospectus, the prospectus, this Agree ment, Selling Agreement and the Blue Sky Memorandum, and the cost of printing the certificates representing the Stock and Warrants comprising the Shares, the cost of mailing of preliminary and Final Prospectuses, the cost of hosting one due diligence meeting, and the cost of advertising the issue. The Company shall pay any and all taxes (including any transfer, franchise, capital stock or other tax imposed by any jurisdiction) on sales to the Underwriter hereunder. The Company will also pay all costs and expenses incident to the furnishing of any amended Prospectus or of any supplement to be attached to the Prospectus as called for in this Agreement.

          7.2. In addition to the foregoing expenses, if all 60,000 Units are sold, the Company will pay the Underwriter an expense allowance for which it need not account of $.18 per Unit for each Unit sold, to a maximum of $______. In the event the transactions contemplated hereby are not consummated for any reason, the Company shall not be liable for the accountable expenses of the Underwriter.

          7.3. No person is entitled either directly or in directly to compensation from the Company, from the Underwriter or from any other person for services as a finder in connection with the proposed offering, and the Company agrees to indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities, joint or several, which shall for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees, to which the Company, the Underwriter or such other person may become subject insofar as such losses, claims, damages or liabil ities (or actions in respect thereof) arise out of or are based upon the claim of any person (other than in an employee of the party claiming indemnity) or entity that he or it is entitled to a finder's fee in connection with the proposed offering by reason of such person's or entity's influence, prior contact or agree ment with the indemnifying party. The Underwriter shall recipro cally indemnify the Company against any loss, claim, damage or liability including the cost of defense and investigation and attorneys fees to which the Company may become subject insofar as such loss, claim, damage or liabilities (or actions in respect thereof) arise out of or are based upon the claim of any person (other than an employee of the party claiming indemnification) that he or it is entitled to a finders fee in connection with the proposed offering by reason of such person's or entity's influ ence, prior contact or agreement with the Underwriter.

    8.   Public Offering.

          The Underwriter agrees to make a public offering of the Shares covered by this Agreement as soon after the effective date of the Registration Statement as is advisable, in accordance with and as set forth in the Registration Statement, the Act, the Securities Exchange Act of 1934, as amended, the rules of the NASD, and applicable State Blue Sky regulations.

    9.   Delivery and payment.

          9.1. Payment for the Shares sold by the Underwriter shall be made to the Company by certified or official bank check at the office of the Underwriter, or such other place in the State of Florida as the Underwriter and the Company shall designate against delivery of the appropriate Shares and
Underwriter Warrants to the Underwriter. Such payment and delivery shall be made at 10:00 A.M., Florida time, on that date which is within ten days subsequent to the expiration of the within offering period, or such other time as the Company and the

Underwriter shall determine, the date and time last fixed here under for payment and delivery being herein called the "Closing Date". Certificates, or a window ticket if the Underwriter shall so request, for the Shares to be so delivered will be in such denominations and registered in such names as the Underwriter requests not less than three full business days prior to the Closing Date, and will be made available to you for inspection, checking and packaging, not less than one full business day prior to the Closing Date. Underwriter Warrants shall be registered in the name of the Underwriter, its officers or such selected dealers designated by the Underwriter.

    10.  Brokerage.

          The parties hereto agree that there is no finder in connection with this transaction. The Company shall indemnify and hold harmless the Underwriter from and against any claim by any person with whom the Company has dealt, and the Underwriter shall indemnify and hold harmless the Company from and against any claim by any person with whom the Underwriter has dealt, for a brokerage commission, finder's fee or origination fee in con nection with the sale of the securities hereunder, as well as all liabilities, costs, charges and expenses (including, without limitation, reasonable fees and expenses of counsel) which the Underwriter or the Company, as the case may be, may incur or pay as the result of investigating, defending or settling any such claim or responding to any judgment based thereon or in connec tion therewith.

    11.  Underwriter Warrants.

         Subject to the sale of the minimum number of Shares, the Company shall sell to the Underwriter at $.001 each, Warrants to purchase up to 60,000 Units (the "Underwriter Warrants") exercisable for a period of four years commencing twelve (12) months following the effective date of the Registration Statement. The Underwriter Warrants shall be exercisable at a price of $7.20 per Share (120% of the price of each Unit included in the offering). The number of Underwriter Warrants to be sold to the Underwriter shall be based on one warrant for each ten shares of Common Stock sold in the offering.

    12.  Termination - Liability.

          12.1. Notwithstanding any of the terms and provisions hereof, this Agreement may be terminated at any time prior to the Closing Date by the Underwriter if the Underwriter shall determine, in its sole uncontrolled discretion that if, since the respective dates as of which information was given in the Regis tration Statement or Prospectus, the Company shall have sustained a loss, whether or not insured, by reason of fire, flood, accident or other calamity or otherwise, which substantially affects the value of the property of the Company as a whole, or which materially interferes with the operation of the business of the Company as a whole, and which in the sole judgment of the Underwriter shall render it impracticable to offer for sale or to enforce contracts made by the Underwriter for the sale of the Shares or, if as a result of action by the New York Stock Exchange, the American Stock Exchange, the NASD, the Commission, or any federal or state agency, or by action of the Congress or by Executive Order, trading in securities generally on either of such Exchanges or in the over-the-counter market shall have been suspended or limited or minimum prices shall have been estab lished on either of such Exchanges or in the over-the-counter market or any new restrictions on transactions in securities materially limiting the free market for securities shall gener ally have been established, or if a banking moratorium shall have been declared by either Federal or New York State authority, or if in the sole discretion of the Underwriter no favorable public market exists for the Shares, or if some other catastrophe, natural calamity, act of God, act of public enemy, labor dispute or other event occurs, the effect of which is materially to disrupt the financial markets in the United States or trans actions, materially in the aggregate, related to the offering, or the financial condition, business practices, or the officers or directors of the Company have not fulfilled the Underwriter expectations. If this Agreement shall be terminated pursuant to this Article 12, the Underwriter shall not be responsible for any expenses of the Company or others for any charges or claims, and neither the Company nor the Underwriter shall be under any obli gation under this Agreement, except that (a) the Company shall remain liable to the extent provided in Article 6.1 and (b) the Company and the Underwriter shall retain their respective liabilities pursuant to Article 5 hereof, and the letter of intent executed between the parties dated March 31, 1992.

          12.2. If this Agreement shall be terminated pursuant to
Article 12 or if the offering provided for herein is not consum mated because any condition to the Underwriter obligations hereunder is not satisfied or because of any refusal, inability or failure on the part of the Company to comply with any of the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company shall not be liable to the Underwriter for damages on account of loss of anticipated profits arising out of the transactions covered by this Agree ment, but the Company shall pay out-of-pocket expenses incurred by the Underwriter in contemplation of the performances by it of its obligations hereunder on an accountable basis, including the fees and disbursements of its counsel and its printing and traveling expenses and postage, telephone and telegraph charges, up to a maximum of $50,000 and the Company shall remain liable to the extent provided in Article 6.1 and the Company and the Under writer shall retain their respective liabilities pursuant to
Article 5 hereof.

    13.  Survival of Representations.

          The representations and warranties herein made shall survive the Closing Date and shall continue in full force and effect regardless of any investigations made by the party relying upon any such representation or warranty.

    14.  Parties in Interest.

          This Agreement is made solely for the benefit of the Underwriter and the Company, and, to the extent expressed, any person, firm or corporation controlling the Underwriter or the Company, the directors of the Company, its officers who have signed the Registration Statement, and their respective execu tors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The terms "successor" or "successors and assigns" shall not include any purchaser, as such purchaser, from the Underwriter, of the Shares, Share Warrants or Shares. All of the obligations of the Underwriter and the Company hereunder are several and not joint.

    15.  Governing Law.

         This Agreement shall be governed by the law of the State of Florida without regard to conflicts of law.

    16.  Notices.

          Any notice required or permitted to be given hereunder shall be given in writing by depositing the same in the United
States Mail, postage pre-paid, or by Western Union, charges pre paid, addressed as follows:

To the Underwriter:             Joseph Guccione
                                Greenway Capital Corp.
                                50 Broadway
                                33rd Floor
                                New York, NY  10004

To the Company:                 Alpha Resources, Inc.
                                901 Chestnut Street
                                Unit A
                                Clearwater, FL  34616
                                Attention:  Gerald Couture

with copies to:                 Michael T. Cronin, Esq.
                                Johnson, Blakely, Pope, Bokor,
                                Ruppel & Burns, P.A.
                                911 Chestnut Street
                                Clearwater, FL  34617


    17.  Entire Agreement.

          This Agreement shall supersede any Agreement or Under standing, oral or in writing, express or implied, between the Company and the Underwriter relating to the sale of any of the Shares.

    18.  Waiver and Amendment.

          No change, amendment or supplement to, or waiver of, this Agreement or any term, provision or condition herein, shall be valid or of any effect unless in writing and signed by the party against whom such is asserted.

          If the foregoing is in accordance with your understand ing of our agreement, kindly sign and return this Agreement, whereupon it will become a binding agreement between the Company and the Underwriter in accordance with its terms.

                                  Very truly yours,

                                  ALPHA RESOURCES, INC.

                                  By:
______________________________
                                  Its:
______________________________

     The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

                                  GREENWAY CAPITAL CORPORATION

                                  By:
______________________________
                                  Its:
______________________________

                      ALPHA RESOURCES, INC.

                          60,000 UNITS


                  GREENWAY CAPITAL CORPORATION

                   SELECTED DEALERS AGREEMENT


                                   _______________________, 1997

Gentlemen:

1.   Underwriting

           Subject to the terms and conditions of an Underwriting Agreement between us as the Underwriter (the "Underwriter") Alpha Resources, Inc. a Florida corporation (the "Company"), we have agreed, as agent for the Company, to offer for sale to the public up to 60,000 Units (the "Units"). The offering will be on a
"best efforts, all or none" basis as to 30,000 Units and on a "best efforts" basis as to the remaining 30,000 Units. Unless all of the Units are subscribed and paid for during an offering period of ninety (90) days (which may be extended by agreement of the Underwriter and the Company for an additional ninety (90) calendar days) (the "Offering Period"), none of the Units will be sold.

2.   Selected Dealers

           As Underwriter, we are offering to certain selected dealers (the "Selected Dealers") who are members in good standing of the National Association of Securities Dealers, Inc. (the "NASD") the right as set forth herein to sell a portion of the Units to the public at the public offering price of $6.00 per Unit.

3.   Escrow of Subscription Funds

           The proceeds of the Offering will be placed in escrow with Bank One Texas, N.A. (the "Escrow Agent"). If a minimum of 30,000 Units are not sold during the ninety (90) calendar day period commencing upon the effective date of the aforementioned Registration Statement (unless extended for an additional ninety
(90) calendar days by the Underwriter, as provided for in the Underwriting Agreement), the underwriting will be terminated, the offering will be withdrawn and the proceeds will be returned to subscriber without interest and without deduction for commissions or expenses.

4.   Selling Concession

           The Selected Dealer will be allowed on all Units sold by it a concession of $___ per Unit (__% of the full % Under writers' commission) payable in seven (7) days following the termination of this Agreement, provided that the Units allotted to the Selected Dealer continue to be held by the Selected Dealer's customers. No reallowance may be made by Selected Dealers out of such concessions.

5.   Selected Dealer Sales

           The Selected Dealer shall purchase the Units for its customers only through the Underwriter, and all such purchases shall be made upon orders already received by the Selected Dealer from its customers. No Units may be purchased for the account of the Selected Dealer or its principals. In all sales of the Units hereunder, the Selected Dealer shall confirm as agent for a member of the public.

6.   Compliance with Securities Laws and
     NASD Rules of Fair Practice

           On becoming a Selected Dealer and in offering and selling the Units, you agree to comply with all the applicable requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Upon application, you will be informed as to the states in which the Underwriter has been advised that the Units have been qualified for sale under the respective securities or blue sky laws of such states, but the Underwriter does not assume any obligations or responsibility as to the right of any Selected Dealer to sell the Units in any state therein, notwithstanding any information the Underwriter may furnish as to the states where it is believed the Units may be lawfully sold.

           In connection with this offering, we will each comply with the Rules of Fair Practice of the NASD, and, without limiting the foregoing we each agree that we shall each comply with Rules 8, 24, 25 and 36 of said Rules of Fair Practice of NASD and the related sections specified in such rules, including but not limited to Article III, Section 24 of the NASD Rules of Fair Practice and interpretation of said rules.

7.   Delivery of Funds

       Amounts in payment for subscriptions of the Units shall be promptly transmitted by the Selected Dealers to the Escrow Agent, i.e., not later than 12:00 noon of the next business day following the Selected Dealer's receipt thereof.

8.   Payment of Sales and Deposit of Sales Proceeds

           All payments received by the Selected Dealer for the sale of the Units sold pursuant to this Agreement shall be trans mitted timely to the Escrow Agent in clearing house funds, within forty-eight hours accompanied by all confirmation and applications identifying the subscribers of such Units by name, address, taxpayer identifying number and quantity of Units subscribed for. All checks and other orders for the payment of money shall be made payable to the order of Bank One Texas, N.A., as Escrow Agent for Alpha Resources, Inc. Units" and shall be in the full public offering price of $6.00 per Share.

9.   Closing and Delivery of Certificates

           A closing shall be held at the offices of the Escrow Agent or such other place in the States of Georgia or New York as the Underwriter may determine, on or before the seventh business day after the termination of the Offering Period, such last date for payment and delivery being referred to therein as the Closing Date. Promptly after the Closing, certificates for the Units sold by you shall be delivered to you in such names and denominations as you shall have requested, and your selling concession shall be paid to you promptly thereafter.

10.  Selected Dealer's Undertakings

           No person is authorized to make any representations concerning the Units except those contained in the Company's then current prospectus. The Selected Dealer will not sell the Units pursuant to this Agreement unless the Prospectus is furnished to the purchaser at least 48 hours prior to the mailing of the confirmation of sale, or is sent to such person under such circumstances that it would be received by him 48 hours prior to his receipt of a confirmation of the sale. The Selected Dealer agrees not to use any supplemental sales literature of any kind without prior written approval of the Underwriter, unless it is furnished by the Underwriter for such purpose. In offering and selling the Units, the Selected Dealer will rely solely on the representations contained in the Company's Prospectus. Additional copies of the then current Prospectus will be supplied by the Underwriter in reasonable quantities upon request.

11.  Representations and Warranties of Selected Dealer

           By accepting this Agreement, the Selected Dealer represents that it is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended; is qualified to act as a broker-dealer in the states or other jurisdiction in which it offers the Units; is a member in good standing with the NASD; and will maintain such registrations, qualifications and memberships throughout the terms of this Agreement. Further, the Selected Dealer agrees to comply with all applicable Federal laws; the laws of the states or other jurisdictions concerned; and the Rules and Regulations of the NASD. Further, the Selected Dealer agrees that it will not offer or sell the Units in any state or jurisdiction except the states in which it is licensed as a broker-dealer under the laws of such states. The Selected Dealer shall not be entitled to any compensation during any period in which it has been suspended or expelled from membership in the NASD.

           The Selected Dealer confirms it is familiar with Rule 15c2-8 under the Securities Exchange Act of 1934 (the "1934
Act"), relating to the distribution of preliminary and final prospectuses, and confirms it will comply therewith (whether or not the Company is subject to the reporting requirements of
Section 13 or 15(d) of the 1934 Act). We will make available to you, to the extent made available to us by the Company such number of copies of the Prospectus as Selected Dealer may reasonably request for purposes contemplated by the 1933 Act, the 1934 Act, and the rules and regulations thereunder.

          Your attention is directed to Rule 10b-6 under the 1934 Act, which contains certain prohibitions against trading by a person interested in a distribution until such person has completed its participation in the distribution. You confirm that you will at all times comply with the provisions of such Rule in connection with this offering.

12.  Indemnification

           The Company and the Underwriter have agreed to certain indemnities, as more particularly set forth in the Underwriting
Agreement between the parties which has been filed as an Exhibit to the Company's Registration Statement.

13.  Expenses

           No expenses will be charged to Selected Dealers. A single transfer tax, if any, on the sale of the Units by the Selected Dealer to its customers will be paid when such Units are delivered to the Selected Dealer for delivery to its customers. However, the Selected Dealer will pay its proportionate share of any transfer tax or any other tax (other than the single transfer tax described above) if any such tax shall be from time to time assessed against the Underwriter and other Selected Dealers.

14.  Communications

           All communications to the Underwriter shall be sent to Greenway Capital Corporation, 45 Broadway, 19th Floor, New York, New York 10006, Attention: Joseph Guccione, President. Any notice to the Selected Dealer shall be properly given if telephoned or mailed to the Selected Dealer as its telephone number or address set forth below.

15.  Assignment and Termination

           This Agreement may not be assigned by the Selected Dealer without the Underwriter's written consent. This Agreement will terminate upon the termination of the offering, except that either party may terminate this Agreement at any time by giving written notice to the other.

16.  No Authority to Act as Agent

           As a Selected Dealer, you are not authorized to act as agent for the Underwriter or the Company in offering any Units to the public or otherwise.

17.  Liability

          Nothing will constitute the Selected Dealers an associa tion or other separate entity or partners with the Underwriter or with each other or with the Company, but you will be responsible for your share of any liability or expense based on any claim to the contrary. Neither we nor the Company shall be under any liability to you or in respect of the authorization, issuance, full payment, non-assessibility, value or validity of any Units; for or in respect of the form of, or the statements contained in or omitted from, the Prospectus or registration Statement, the Underwriting Agreement, or any other instrument executed by the Company or by others, or any agreements on its or their part to be performed; for or in respect of the qualification of the Units for sale under the Securities Act of 1933, as amended, or the laws of any jurisdiction; or for or in respect of any other matter connected with this Agreement, except agreements expressly assumed by us herein shall be implied; provided, however, that nothing herein shall be deemed to deny, exclude or impair any liability imposed by the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

18.  Public Advertisement

           It is expected that public advertisement of the Units will be made on or about the date of the commencement of the initial public offering. Twenty-four (24) hours after such advertisement shall have appeared, but not before, you will be free to advertise the Units allotted for sale to or sold by you or such larger number of Units as you may desire, with our consent, at your own expense and risk, under your own name, subject to any restriction by local laws; but, your advertisement must conform in all respects to the requirements of the Securities Act of 1933, as amended, and the Underwriter shall be under no obligation or liability in respect of such advertisement.

19.  Termination; Cancellation of Offering

           This Agreement shall terminate on the Closing Date as defined by the Underwriting Agreement and may be terminated by us at any time prior thereto.

           The Underwriting Agreement provides that unless at least 60,000 Units offered thereunder are sold during the Offering Period, the offering will be canceled. If the offering is canceled, this Agreement will terminate and all sales by you and for your account hereunder will be similarly canceled, and all payments received will be refunded directly to the subscribers by the Escrow Agent without interest and without deduction for commissions or expenses.

           Notwithstanding such termination or cancellation, you shall remain liable, to the extent provided by law, for your proportionate amount of any claim, demand, or liability which may be asserted against you along or against you together with other Selected Dealers and/or us, based upon the claim that the
Selected Dealers or any of them and/or we constitute an association, an unincorporated business, or any other separate entity.

20.  Application to Participate

           If you desire to offer and sell any of the Units, your application should reach us promptly by telephone or telegraph at the office of Fred Luthy, Fax #(212) 344-0819, and you should sign and return to us the enclosed copy of this Agreement, whereupon we shall use our best efforts to comply with your requests. The Underwriter reserves the right to accept, reject or modify subscriptions, in whole or in part, to make allotments, and to close the subscription book at any time, without notice.

Subscriptions for Units will be confirmed subject to the terms and conditions of this Agreement. The Units are offered for delivery, when, as and if accepted by the Underwriter and subject to the terms stated herein and in the Prospectus (a copy of which is enclosed) filed as Part I of the aforementioned Registration Statement; to the approval of counsel (or the Underwriter and the Company as to legal matters; and to withdrawal, cancellation or modification, without notice.

21.  Confirmation

          Please confirm the foregoing and indicate the number of Units you desire allotted to you by telegraphing your acceptance and order and by signing the duplicate copy of this Agreement enclosed herewith and returning it to us at the address set forth in Section 14 above.


                              Very truly yours,

                              GREENWAY CAPITAL CORPORATION




By:_________________________________________
            Authorized Officer

                      ALPHA RESOURCES, INC.
                      ACCEPTANCE AND ORDER

Greenway Capital Corporation
45 Broadway - 19th Floor
New York, NY 1006

Dear Sirs:

      On the terms of the foregoing Selected Dealer Agreement, we hereby subscribed for an allotment of ___ Units.

      We agree to all the terms and conditions stated in the foregoing Agreement. We acknowledge receipt of the Prospectus relating to the above Units and we further state that in entering this order we have relied upon said Prospectus and no other statements whatsoever, written or oral. We affirm that we are either (i) a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD") or (ii) a dealer with its principal place of business located outside the United States, its territories, or possessions and not registered under the Securities Exchange Act of 1934, and not eligible for membership in the NASD, who hereby agrees to make no sales within the United States, its territories or its possessions or to persons who are nationals thereof or residents therein, and in making any sales, to comply with the NASD's interpretation with respect to free-riding and withholding, as well as all other pertinent interpretations of the NASD that may be applicable to us. We also affirm and agree that we will comply with the terms of the offering and in conformity with the Rules of Fair Practice of the NASD, (including but not limited to Article III, Section 24 of the NASD Rules of Fair Practice, including interpretation of said section) and all applicable Rules and Regulations promulgated under the Securities Exchange Act of 1934.

Date:__________________, 1997

Dealer Name:____________________     Accepted By:_________________

Address:________________________     Date Accepted:_______________
        ________________________

Telephone:______________________     Tax I.D.#:___________________

Fax No.: _______________________

            THIS UNDERWRITERS WARRANT HAS BEEN ISSUED
          IN CONNECTION WITH AN UNDERWRITING AGREEMENT

                    DATED _____________, 1997

                      ALPHA RESOURCES, INC.


                  COMMON STOCK PURCHASE WARRANT

             The Transferability of this Warrant is
               Restricted as Provided in Article 3

     In consideration of the sum of Six Dollars ($6.00) and other good  and valuable consideration, the receipt of which is  hereby acknowledged  by  ALPHA RESOURCES, INC., a  Delaware  corporation

(the "Company"), GREENWAY CAPITAL CORPORATION (the "UNDERWRITER")

is  hereby  granted  the  right to purchase,  at  any  time  from

______________,  1998  (a date which is twelve  months  from  the effective  of  the Company's Registration Statement)  until  5:00

P.M.,  New  York City time, on _____________, 1998,  ____________

fully  paid  and  non-assessable shares of the  Company's  Common

Stock, $.0001 par value per share ("Common Stock").

     This Warrant is exercisable at a price of $7.20 per share of

Common Stock issuable hereunder (the "Exercise Price") payable in cash  or by certified or official bank check in New York Clearing

House  funds,  subject  to adjustment as provided  in  Article  6

hereof.    Upon  surrender  of  this  Warrant  with  the  annexed

Subscription  Form duly executed, together with  payment  of  the

Purchase Price (as hereinafter defined) for the shares of  Common

Stock  purchased at the Company's principal executive offices  in

Florida the registered holder of the Warrant ("holder") shall  be entitled to receive a certificate or certificates for the  shares of Common Stock so purchased.

    1.   Exercise of Warrant.

      The  purchase  rights  represented  by  this  Warrant   are

exercisable  at the option of the holder hereof, in whole  or  in part (but not as to fractional shares of the Common Stock) during any period in which this Warrant may be exercised as set forth

above.   In the case of the purchase of less than all the  shares

of Common Stock purchasable under this Warrant, the Company shall cancel  this Warrant upon the surrender hereof and shall  execute and  deliver a new Warrant of like tenor for the balance  of  the shares of Common Stock purchasable hereunder.

    2.   Issuance of Stock Certificates.

     The issuance of certificates for shares of Common Stock upon the  exercise of this Warrant shall be made without charge to the holder hereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall  (subject to the provisions of Articles 3 and 5 hereof)  be issued  in  the name of, or in such names as may be directed  by,

the  holder hereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any

transfer   involved  in  the  issuance  and  delivery   of   such

certificate  in  a  name other than that of the  holder  and  the

Company   shall  not  be  required  to  issue  or  deliver   such

certificates unless or until the person or persons requesting the issuance  thereof shall have established to the  satisfaction  of the Company that such tax has been paid.

    3.   Restriction on Transfer of Warrant.

     The  holder  of  this  Warrant, by  its  acceptance  hereof,

covenants  and agrees that this Warrant is being acquired  as  an investment  and not with a view to the distribution thereof,  and that it will not be sold, transferred, assigned, hypothecated  or otherwise  disposed of except to the officers of the UNDERWRITER,

or  members of the selling group.  No transfer other than to such officers as above provided for shall be permitted.

    4.   Price.

          Section 4.1  Initial and Adjusted Purchase Price.   The

initial purchase price shall be $7.20 per share of Common  Stock.

The  adjusted purchase price shall result from time to time  from any  and  all  adjustments  of  the  initial  purchase  price  in accordance with the provisions of Article 6 hereof.

          Section 4.2  Purchase Price.  The term "Purchase Price"

herein shall mean the initial purchase price or the adjusted  pur chase price, depending upon the context.

    5.   Registration Rights.

          Section  5.1   Registration Under  the  Securities  Act

of  1933.   The shares of Common Stock issuable upon exercise  of

this Warrant the "Warrant Shares") have been registered under the

Securities Act of 1933, as amended (the "Act"), on Form S-1, File

No. 33-68826 (the "Registration Statement").

         Upon exercise, in part or in whole, of this Warrant, the

Warrant Shares shall bear the following legend:



        "The shares represented by this certificate have been registered under the Securities Act of 1933, as amended, solely for sale to the holder of a warrant to purchase such shares, which holder may be deemed to be an underwriter of such shares within the provisions and for purposes only of the Securities Act of 1933, as amended. The issuer of these shares will agree to a transfer hereof only if (1) an amended or supplemented prospectus setting forth the terms of the offer has been filed as part of a post-effective amendment to the Registration Statement under which these shares are registered or as part of a new registration statement, if then required, and such post-effective amendment or new registration statement has become effective under the Securities Act of 1933, as amended or (2) counsel to the issuer is satisfied that no such post-effective amendment or new registration statement is required."

          The  Company agrees that it shall be satisfied that  no

post-effective amendment or new registration is required for  the public sale of the Warrant Shares if it shall be presented with a letter  from the Staff of the Securities and Exchange  Commission

(the  "Commission")  stating in effect that,  based  upon  stated

facts  which the Company shall have no reason to believe are  not true  in  any material respect, the Staff will not recommend  any action  to  the  Commission if such shares are offered  and  sold without delivery of a prospectus, and that, therefore, no post-effective amendment to the Registration Statement under which such  shares  are  registered or new  registration  statement  is required to be filed.

          Section  5.2   Registration Rights.  If,  at  any  time

commencing  twelve (12) months from the date hereof and  expiring on  a date which is five (5) years from the effective date of the

Company's  Registration Statement on Form S-1  (Registration  No.

33-68826,  the  Company proposes to register any  of  its  Common

Stock  under the Act (other than pursuant to a Form S-4,  S-8  or comparable Registration Statement), it will give written  notice,

at  least  sixty  (60)  days prior to the  filing  of  each  such registration  statement,  to the UNDERWRITER  and  to  all  other holders  of  the  Warrants  and/or  the  Warrant  Shares  of  its

intention to do so.  If the UNDERWRITER or other holders  of  the

Warrants  and/or Warrant Shares notify the Company within  thirty

(30) days after receipt of any such notice of its or their desire to  include  the Warrants and/or Warrant Shares in such  proposed registration statement, the Company shall afford the  UNDERWRITER and/or  such  holders of the Warrants and/or Warrant  Shares  the opportunity to have the Warrants and/or Warrant Shares registered under such registration statement.

          Notwithstanding the provisions of this Section 5.2, the

Company  shall  have the right at any time after  it  shall  have given  written  notice pursuant to this Section 5.2 (irrespective of  whether  a  written request for inclusion of  Warrant  Shares shall  have  been  made) to elect not to file any  such  proposed registration statement, or to withdraw the same after the  filing but prior to the effective date thereof.

         Section 5.3  Demand Registration.

          (a)  At any time commencing twelve (12) months from the

date  hereof and expiring five (5) years from the effective  date of the Company's Registration Statement on Form S-1 (Registration

No.  33-68826),  the holders of a majority of the Warrants  (with respect  to  the  number  of  shares  of  Common  Stock  issuable thereunder) and/or the Warrant Shares shall have the right (which right is in addition to the registration rights under Section 5.2 hereof),  on  one (1) occasion only at the Company's  expense  as provided  in  Section 5.4(b) hereof to request that the  Company,

upon written notice to it, prepare and file with the Commission a post-effective amendment to the Registration Statement or  a  new

registration  statement,  if  then  required,  and   such   other

documents,  including an amended or supplemented  prospectus,  as may  be  necessary in the opinion of both counsel for the Company and  counsel  for  the UNDERWRITER, in order to comply  with  the provisions of the Act, so as to permit a public offering and sale for  eighteen  (18)  consecutive months of  the  Warrants  and/or

Warrant  Shares  by such holders and any other holders  notifying the  Company within thirty (30) days after receiving notice  from the Company of such request.

          (b)   The Company covenants and agrees to give  written

notice of any registration request under this Section 5.3 by  any holder or holders to all other registered holders of the Warrants and  Warrant Shares within fifteen (15) days from the date of the receipt of any such registration request.

          Section  5.4  Covenants of the Company with Respect  to

Registration.  In connection with any registration under  Section

5.2 or 5.3 hereof, the Company covenants and agrees as follows:

          (a)  The Company shall use its best efforts to have any

post-effective  amendment or new registration statement  declared effective  at the earliest possible time, and shall furnish  such number of prospectuses as shall reasonably be requested.

          (b)  The Company shall pay all costs, fees and expenses

in  connection with all post-effective amendments or new registra tion  statements under Section 5.2 and Section 5.3(a)  hereof  in cluding,  without limitation, the Company's legal and  accounting fees, printing expenses, blue sky fees and expenses, except  that the Company shall not pay for any of the following costs, fees or

expenses:   (i) underwriting discounts and commissions  allocable
to the Warrant Shares, (ii) state transfer taxes, (iii) brokerage commissions and (iv) fees and expenses of counsel and accountants for the holders of the Warrants and/or Warrant Shares.

          (c)   The Company will take all necessary action  which

may  be  required in qualifying or registering the Warrant Shares included  in  a  post-effective  amendment  or  new  registration statement for offering and sale under the securities or blue  sky laws  of  such  states as are requested by  the  holders  of  the

Warrant  Shares, provided that the Company shall not be obligated to  execute or file any general consent to service of process  or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

          (d)  The Company shall indemnify the holders of Warrant

Shares to be sold pursuant to any post-effective amendment or new registration statement and each person, if any, who controls such holders  within the meaning of Section 15 of the Act  or  Section

20(a)  of  the  Securities Exchange Act of 1934, as amended  (the

"Exchange  Act"),  against all loss, claim,  damage,  expense  or liability (including all expenses reasonably incurred in  investi gating,  preparing or defending against any claim whatsoever)  to which  any of them may become subject under the Act, the Exchange

Act  or otherwise, arising from such post-effective amendment  or new  registration statement to the same extent and with the  same effect as the provisions pursuant to which the Company has agreed to  indemnify  the  Underwriter contained in  Section  5  of  the

Underwriting Agreement dated November __, 1993 (the "Underwriting

Agreement") between the Company and the UNDERWRITER.

          (e)   The  holders  of the Warrant Shares  to  be  sold

pursuant to a post-effective amendment or new registration  state ment,  and  their  successors and assigns,  shall  indemnify  the

Company, its officers and directors and each person, if any,  who controls the Company within the meaning of Section 15 of the  Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred  in  investigating, preparing or defending  against  any claim whatsoever) to which they may become subject under the Act,

the Exchange Act or otherwise, arising from information furnished by  or on behalf of such holders, or their successors or assigns,

for  specific inclusion in such post-effective amendment  or  new registration  statement  to the same extent  and  with  the  same effect as the provisions pursuant to which the Underwriters  have agreed  to indemnify the Company contained in Section  6  of  the

Underwriting Agreement.

    6.   Adjustments of Purchase Price and Number of Shares.

          Section 6.1  Subdivision and Combination.  In case  the

Company  shall  at any time subdivide or combine the  outstanding shares  of  Common Stock, the Purchase Price shall  forthwith  be proportionately decreased in the case of subdivision or increased in the case of combination.

          Section 6.2  Adjustment in Number of Shares.  Upon each

adjustment  of  the Purchase Price pursuant to the provisions  of this  Article  6, the number of shares of Common  Stock  issuable upon  the exercise of each Warrant shall be adjusted to the  near est  full  share  by  multiplying the Purchase  price  in  effect immediately prior to such adjustment by the number of  shares  of

Common  Stock  issuable upon exercise of the Warrant  immediately prior to such adjustment and dividing the product so obtained  by the adjusted Purchase Price.

          Section  6.3  Reclassification, Consolidation,  Merger,

Etc.   In  case of any reclassification or change of the outstand ing  shares of Common Stock (other than a change in par value  to no  par  value, or from no par value to par value, or as a result of  a  subdivision or combination), or in the case of any consoli dation  of  the  Company with, or merger  of  the  Company  into,

another  corporation  (other than a consolidation  or  merger  in which the Company is the surviving corporation and which does not result  in  any  reclassification or change  of  the  outstanding shares  of  Common Stock, except a change as a result  of  a  sub division or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation  of the property of the Company as an  entirety,  the holder  of  this  Warrant  shall thereafter  have  the  right  to purchase  the  kind  and  number of shares  of  stock  and  other securities  and  property receivable upon such  reclassification,

change,  consolidation, merger, sale or  conveyance  at  a  price equal  to  the product of (x) the number of shares issuable  upon exercise  of  this Warrant and (y) the Purchase price  in  effect immediately  prior  to the record date for such reclassification,

change,  consolidation, merger, sale or  conveyance  as  if  such holder had exercised this Warrant.

    7.   Exchange and Replacement of Warrant.

     This  Warrant  is  exchangeable without  expense,  upon  the surrender  hereof  by  the  registered holder  at  the  principal executive office of the Company, for a new Warrant of like  tenor and  date representing in the aggregate the right to purchase the same  number of shares as are purchasable hereunder in such denom inations  as shall be designated by the registered holder  hereof at the time of such surrender.

      Upon   receipt  by  the  Company  of  evidence   reasonably

satisfactory to it of the loss, theft, destruction or  mutilation of  this Warrant, and, in case of loss, theft or destruction,  of indemnity  or  security reasonably satisfactory to it,  and  reim bursement  to  the Company of all reasonable expenses  incidental thereto, and upon surrender and cancellation of this Warrant,  if mutilated,  the  Company will make and deliver a new  Warrant  of like tenor, in lieu of this Warrant.

    8.   Elimination of Fractional Interests.

    The Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, nor shall it be required  to  issue  scrip  or pay cash  in  lieu  of  fractional interests, it being the intent of the parties that all fractional interests shall be eliminated.

    9.   Reservation and Listing of Shares.

    The Company shall at all times reserve and keep available out of  its authorized shares of Common Stock, solely for the purpose of  issuance  upon the exercise of this Warrant, such  number  of shares  of  Common Stock as shall be issuable upon  the  exercise hereof.  The Company covenants and agrees that, upon exercise  of this  Warrant  and  payment of the Purchase Price  therefor,  all shares of Common Stock issuable upon such exercise shall be  duly and  validly issued, fully paid and non-assessable, provided that the  purchase price per share shall equal or exceed the par value

of   the  Common  Stock.   As  long  as  the  Warrant  shall   be

outstanding, the Company shall use its best efforts to cause  all shares  of Common Stock issuable upon the exercise of the Warrant to  be  listed  (subject to official notice of issuance)  on  all securities  exchanges  on  which the Common  Stock  may  then  be listed.

    10.  Notices to Warrant Holders.

     Nothing  contained  in this Warrant shall  be  construed  as conferring upon the holder hereof the right to vote or to consent or  to receive notice as a shareholder in respect of any meetings of  shareholders  for  the election of  directors  or  any  other matter,  or  as having any rights whatsoever as a shareholder  of the Company.  If, however, at any time prior to the expiration of the  Warrant  and  prior to its exercise, any  of  the  following events shall occur:

        (a)   The  Company shall take a record of the holders  of

        its  shares of Common Stock for the purpose of  entitling

        them  to  receive  a  dividend  or  distribution  payable

        otherwise   than   in  cash,  or  a  cash   dividend   or

        distribution  payable otherwise than out  of  current  or

        retained   earnings,  as  indicated  by  the   accounting

        treatment  of such dividend or distribution on the  books

        of the Company; or

        (b)   The Company shall offer to all the holders  of  its

        Common  Stock any additional shares of capital  stock  of

        the   Company   or   securities   convertible   into   or

        exchangeable for shares of capital stock of the  Company,

        or  any  option, right or warrant to subscribe  therefor;

        or

        (c)   A  dissolution, liquidation or winding  up  of  the

        Company  (other  than in connection with a  consolidation

        or  merger) or a sale of all or substantially all of  its

        property,  assets  and business as an entirety  shall  be

        proposed;

then,  in any one or more of said events, the Company shall  give written notice of such event at least fifteen (15) days prior  to the  date  fixed  as  a record date or the date  of  closing  the transfer books for the determination of the shareholders entitled to  such  dividend,  distribution,  convertible  or  exchangeable securities  or subscription rights, or entitled to vote  on  such

proposed  dissolution, liquidation, winding  up  or  sale.   Such

notice shall specify such record date or the date of closing  the transfer books, as the case may be.  Failure to give such  notice or any defect therein shall not affect the validity of any action taken  in connection with the declaration or payment of any  such dividend,  or  the  issuance of any convertible  or  exchangeable securities, or subscription rights, options or warrants,  or  any proposed dissolution, liquidation, winding up or sale.

    11.  Notices.

     All  notices,  requests, consents and  other  communications hereunder  shall be in writing and shall be deemed to  have  been duly  made  when delivered, or mailed by registered or  certified mail, return receipt requested:

        (a)   If to the registered holder of this Warrant, to the

        address  of  such  holder as shown on the  books  of  the

        Company; or

        (b)   If to the Company, to the address set forth on  the

        first page of this Warrant.

    12.  Successors.

    All the covenants, agreements, representations and warranties contained in this Warrant shall bind the patties hereto and their

respective   heirs,   executors,  administrators,   distributees,

successors and assigns.

    13.  Headings.

    The Article and Section headings in this Warrant are inserted for  purposes  of convenience only and shall have no  substantive effect.

    14.  Law Governing.

     This Warrant is delivered in the State of New York and shall be  construed  and enforced in accordance with, and governed  by,

the laws of the State of Florida.

    WITNESS the seal of the Company and the signature of its duly authorized President.


                                  ALPHA RESOURCES, INC.


                                  By: _________________________
                                  Its: _________________________
Attest:


_____________________________

                    PROCEEDS ESCROW AGREEMENT

      THIS PROCEEDS ESCROW AGREEMENT (this "Agreement") is made and entered into this ___ day of ____________________, 1997, by and between ALPHA RESOURCES, INC., a Florida corporation (the "Company"), and GREENWAY CAPITAL CORPORATION (the "Underwriter"), and ____________________________, a ________ corporation (the
"Escrow Agent").

                            Premises

     The Company proposes to offer for sale to the general public in certain states up to 10,000 Units at $6.00 per Unit with each Unit consisting of 60 shares of Common Stock in accordance with the registration provisions of the Securities Act of 1933, as amended and pursuant to a registration statement of Form SB-2 (the "Registration Statement") on file with the Securities and Exchange Commission. The Company and the Underwriter have entered into or will, prior to the effective date of the Registration Statement, enter into an agreement pursuant to which the Underwriter has agreed to offer for sale the Common Stock in accordance with the terms of the prospectus contained in the Registration Statement and is authorized to organize a selling group consisting of brokerage firms which are members of the National Association of Securities Dealers, Inc. ("Selling Group"), to participate in the sales effort. In accordance with the terms of the Registration Statement, the Company and the Underwriter desire to provide for the escrow of the gross subscription payments for Common Stock until the amount, as set forth below, has been received.

                            Agreement

     NOW, THEREFORE, the parties hereto agree as follows:

       1. Until termination of this Agreement, all funds collected by the Underwriter or any member of the Selling Group from subscriptions for the purchase of Common Stock in the subject offering shall be deposited promptly with the Escrow Agent, but in any event no later than noon of the next business day following receipt. Such funds shall be transmitted in accordance with the terms of the agreement between the Company and the Underwriter, which terms shall similarly apply to members of the Selling Group through agreement between the Underwriter and the Selling Group.

      2. Concurrently with transmitting funds to the Escrow Agent, the Underwriter and the members of the Selling Group shall also deliver to the Escrow Agent a schedule setting forth the name and address of each subscriber whose funds are included in such transmittal, the number of shares of Common Stock subscribed for, and the dollar amount paid. All funds so deposited shall remain the property of the subscribed and shall not be subject to any lien or charges by the Escrow Agent, or judgments or creditors' claims against the Company until released to it in the manner hereinafter provided.

      3. If at any time prior to the expiration of the minimum offering period, as specified in paragraph 4, $30,000 has been deposited pursuant to this Agreement, the Escrow Agent shall confirm the receipt of such funds to the Company and the Underwriter and, within seven days of such confirmation, promptly transmit 10% of the amount deposited in escrow to the Underwriter and the balance to the Company in accordance with their written instructions (such event is hereinafter referred to as the "Closing"). Thereafter, the Escrow Agent shall continue to accept deposits from the Underwriter and the Selling Group and transmit without further request or instruction 10% of the amount deposited to the Underwriter and the balance to the Company until the offering is terminated as provided in the agreement between the Company and the Underwriter.

      4. If, within six months after the effective date of the Registration Statement (unless extended by agreement of the Company and Underwriter for an additional period not to exceed three months), the Underwriter and Selling Group have not deposited $30,000 with the Escrow Agent, the Escrow Agent shall so notify the Underwriter and the Company and shall promptly transmit to those investors who subscribed for the purchase of Common Stock the amount of money each such investor so paid. The Escrow Agent shall furnish to the Company and the Underwriter an accounting for the refund in full to all subscribers.

      5. If at any time prior to the termination of this escrow the Escrow Agent is advised by the Securities and Exchange Commission that a stop order has been issued with respect to the Registration Statement, the Escrow Agent shall thereupon return all funds to the respective subscribers.

      6. It is understood and agreed that the duties of the Escrow Agent are entirely ministerial, being limited to receiving monies from the Underwriter and the Selling Group and holding and disbursing such monies in accordance with this Agreement.

      7. The Escrow Agent is not a party to, and is not bound by, any agreement between the Company and the Underwriter or the Underwriter and the Selling Group which may be evidenced by or arise out of the foregoing instructions.

      8. The Escrow Agent acts hereunder as a depository only, and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness, or validity of any instrument deposited with it, or with respect to the form or execution of the same, or the identity, authority, or rights of any person executing or depositing the same.

      9. The Escrow Agent shall not be required to take or be bound by notice of any default if any person or to take any action with respect to such default involving any expense or liability, unless notice in writing is given to an officer of the Escrow Agent of such default by the undersigned or any of them, and unless it is indemnified in a manner satisfactory to it against any expense or liability arising therefrom.

      10. The Escrow Agent shall not be liable for acting on any notice, request, waiver, consent, receipt, or other paper or document believed by the Escrow Agent to be genuine and to have been signed by the proper party or parties.

      11. The Escrow Agent shall not be liable for any error of judgment or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, except its own willful misconduct.

      12. The Escrow Agent shall not be answerable for the default or misconduct of any agent, attorney, or employee appointed by it if such agent, attorney, or employee shall have been selected with reasonable care.

      13. The Escrow Agent may consult with legal counsel in the event of any dispute or question as to the consideration of the foregoing instructions or the Escrow Agent's duties hereunder, and the Escrow Agent shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of such counsel.

       14.   In  the  event  of  any  disagreement  between   the
undersigned or any of them, the person or persons named in the foregoing instructions, and/or any other person, resulting in adverse claims and/or demands being made in connection with or for any papers, money, or property involved herein or affected hereby, the Escrow Agent shall be entitled at its option to refuse to comply with any such claim, or demand so long as such disagreement shall continue and, in so refusing, the Escrow Agent shall not be or become liable to the undersigned or any of them or to any person named in the foregoing instructions for the failure or refusal to comply with such conflicting or adverse demands, and the Escrow Agent shall be entitled to continue to so refrain and refuse to so act until:

                     (a)   the  rights of adverse  claimants
               have been finally adjudicated in a court assuming and having jurisdiction of the parties and the money, papers, and property involved herein or affected hereby; and/or

                     (b)   all  differences shall have  been
               adjusted by agreement and the Escrow Agent shall have been notified thereof in writing signed by all of the persons interested.

      15. The fee of the Escrow Agent is $__________, receipt of which is hereby acknowledged. In addition, if a minimum of $30,000 is not received in escrow within the escrow period and the Escrow Agent is required to return funds to investors as provided in Section 4, the Escrow Agent shall received a fee of $______ per check for such service. The fee agreed on for services rendered hereunder is intended as full compensation for the Escrow Agent's services contemplated by this Agreement; however, in the event that the conditions of this Agreement are not fulfilled, the Escrow Agent renders any material service not contemplated by this Agreement, there is any assignment of interest in the subject matter of this Agreement, there is any material modification hereof, any material controversy arises hereunder, or the Escrow Agent is made a party to or justifiably intervenes in any litigation pertaining to this Agreement or the subject matter hereof, the Escrow Agent shall be reasonably compensated for such extraordinary expenses, including reasonable attorneys' fees, occasioned by any delay, controversy, litigation, or event and the same may be recoverable only from the Company.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers, as of the date first-above written.


                              ALPHA RESOURCES, INC.


                              By:________________________________
                                      Duly Authorized Officer



                              GREENWAY CAPITAL CORPORATION


                              By:________________________________
                                      Duly Authorized Officer






      ______________________ hereby acknowledges receipt of this Agreement and agrees to act in accordance with said Agreement and on the terms and conditions above set forth this ___ day of _____________________, 199___.

                  CERTIFICATE OF INCORPORATION
                               OF
                      ALPHA RESOURCES, INC.
                         **************

     1.   The name of the corporation is ALPHA RESOURCES, INC.
The business address of the corporation is 901 Chestnut Street, Suite A, Clearwater, FL 34616.

     2. The address of its registered office in the State of Delaware is 1013 CENTRE ROAD, WILMINGTON, NEW CASTLE COUNTY,
DELAWARE, 19805. The name of its registered agent at such address is CORPORATION SERVICE COMPANY.

     3. The nature of the business of the corporation or purposes to be conducted or promoted by the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     4. The total number of shares of stock which the corporation shall have authority to issue is Fifteen Million (15,000,000) shares, 10,000,000 of which shall be Common Stock, of the par value of One Thousand Cent ($.0001) per share and 5,000,000 of which shall be Preferred Stock, of the par value of One Hundredth Cent ($.001) per share.

     Additional designations and powers, preferences and rights and qualifications, limitations or restrictions thereof of the shares of each class shall be determined by the Board of Directors of the corporation from time to time, including but not limited to the following:

          (1) the designation of each series and the number of shares that shall constitute the series;

          (2) the rate of dividends, if any, payable on the shares of each series, the time and manner of payment and whether or not such dividends shall be cumulative;

          (3) whether shares of each series may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

          (4) sinking fund provisions, if any, for the redemption or purchase of shares of each series which is redeemable;

          (5) the amount, if any, payable upon shares of each series in the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the manner and preference of such payment;

          (6) voting rights, if any on the shares of each series and any conditions upon the exercisability of such rights.

     The holders of Common Stock shall be entitled to one (1) vote for each share held at all meetings of the Stockholders of the Corporation. The holders of Preferred Stock shall be entitled to the number of votes set forth in the Designation of Shares of Preferred Stock.

     5. The name and mailing address of the corporation's incorporator is Michael T. Cronin, 911 Chestnut Street,
Clearwater, FL 34616.

     6. The name and address of the person who is to serve as the sole director until the first annual meeting of the stockholders or until his successor is selected and qualified is Michael T. Cronin, 911 Chestnut Street, Clearwater, FL
34616.

     7.   The corporation is to have perpetual existence.

     8. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:

          To make, alter or repeal the bylaws of the corporation.

          To authorize and cause to be executed mortgages and liens upon the real and personal property of the corporation.

          To set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

          By a majority of the whole board, to designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of the committee, who may replace any absent or disqualified member at any meeting of the committee. The bylaws may provide that in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such agent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, or in the bylaws of the corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease, or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the bylaws of the corporation; and, unless the resolution or bylaws expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance or stock.
     When and as authorized by stockholders in accordance with statute, to sell, lease or exchange all or substantially all of the property and assets of the corporation, including its goodwill and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property, including shares of stock in, and/or other securities of, any other corporation or corporation, as its board of directors shall deem expedient and for the best interests of the corporation.

     9. To the maximum extent permitted by Section 102(b)(7) of the General Corporation Law of Delaware, a director of this corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     10. Meetings of the stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the corporation. Elections of directors need not be by written ballot unless the bylaws of the corporation shall so provide.

     11. The corporation reserves the right to amend, alter, change, or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     THE UNDERSIGNED, being the incorporator names hereinbefore, for the purposes of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this certificate, hereby declaring and certifying that this is his act and deed and the facts herein stated are true, and accordingly, has hereunto set his hand this 9th day of January, 1997.




                                   /s/ Michael T. Cronin
                                   -------------------------
                                   Michael T. Cronin


STATE OF FLORIDA )
COUNTY OF PINELLAS )

     BE IT REMEMBERED that on this 9th day of January, 1997, personally came before me, a Notary Public of the State of Florida, MICHAEL T. CRONIN, who executed the foregoing Certificate of Incorporation as Incorporator, who is personally known to me, and he acknowledged that the said certificate is his act and deed and that the facts stated therein are true.

Given under my hand and seal of office the day and year aforesaid.

                                   /s/ Patricia D. Graf
                                   ------------------------
                                   Notary Public

                             BYLAWS

                               OF

                      ALPHA RESOURCES, INC.


               ARTICLE I. Meetings of Shareholders

     Section 1. Annual Meeting. The annual meeting of the shareholders of this corporation shall be held at the time and place designated by the Board of Directors of the corporation.

    The annual meeting of shareholders for any year shall be held no later than thirteen (13) months after the last preceding annual meeting of shareholders. Business transacted at the annual meeting shall include the election of directors of the corporation.

     Section 2. Special Meetings. Special meetings of the shareholders shall be held when directed by the Board of Directors, or when requested in writing by the holders of not less than ten percent (10%) of all the shares entitled to vote at the meeting. A meeting requested by shareholders shall be called for a date not less than ten (10) nor more than sixty (60) days after the request is made, unless the shareholders requesting the meeting designate a later date. The call for the meeting shall be issued by the Secretary, unless the President, Board of Directors, or shareholders requesting the meeting designate another person to do so.

     Section 3. Place. Meetings of shareholders may be held within or without the State of Florida.

     Section 4. Notice. Written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the meeting, either personally or by first class mail, by or at the direction of the President, the Secretary, or the officer or persons calling the meeting to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

     Section 5. Notice of Adjourned Meetings. When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted on the original date of the meeting. If, however, after the adjournment the Board of Directors fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given as provided in this section to each shareholder of record on the new record date entitled to vote at such meeting.

    Section 6. Closing of Transfer Books and Fixing Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, sixty (60) days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten days immediately preceding such meeting.

     In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any determination of shareholders, such date in any case to be not more than sixty (60) days and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of shareholders is to be taken.

    If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.

     When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date for the adjourned meeting.

     Section 7. Voting Record. The officers or agent having charge of the stock transfer books for shares of the corporation shall make, at least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, with the address of and the number and class and series, if any, of shares held by each. The list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office of the corporation, at the principal place of business of the corporation or at the office of the transfer agent or registrar of the corporation and any shareholder shall be entitled to inspect the list at any time during usual business hours. The list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder at any time during the meeting.

      If the requirements of this section have not been substantially complied with, the meeting on demand of any shareholder in person or by proxy, shall be adjourned until the requirements are complied with. If no such demand is made, failure to comply with the requirements of this section shall not affect the validity of any action taken at such meeting.

    Section 8. Shareholder Quorum and Voting. A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. When a specified item of business is required to be voted on by a class or series a majority of the shares of such class or series shall constitute a quorum for the transaction of such item of business by that class or series.

     If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders unless otherwise provided by law.

     After a quorum has been established at a shareholders' meeting, the subsequent withdrawal of shareholders, so as to reduce the number of shareholders entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

     Section 9. Voting of Shares. Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders.

    Treasury shares, shares of stock of this corporation owned by another corporation the majority of the voting stock of which is owned or controlled by this corporation, and shares of stock of this corporation held by it in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

     A shareholder may vote the number of shares owned by him either in person or by proxy executed in writing by the shareholder or his duly authorized attorney-in-fact.

     Shares standing in the name of another corporation, domestic or foreign, may be voted by the officer, agent, or proxy designated by the bylaws of the corporate shareholder; or, in the absence of any applicable bylaw, by such person as the Board of Directors of the corporate shareholder may designate. Proof of such designation may be made by presentation of a certified copy of the bylaws or other instrument of the corporate shareholder. In the absence of any such designation, or in case of conflicting designation by the corporate shareholder, the chairman of the board, president, any vice president, secretary and treasurer of the corporate shareholder shall be presumed to possess, in that order, authority to vote such shares.

     Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

     Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

     A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee or his nominee shall be entitled to vote the shares so transferred.

     On and after the date on which written notice of redemption of redeemable shares has been mailed to the holders thereof and a sum sufficient to redeem such shares has been deposited with a bank or trust company with irrevocable instruction and authority to pay the redemption price to the holders thereof upon surrender of certificates therefor, such shares shall not be entitled to vote on any matter and shall not be deemed to be outstanding shares.

     Section 10. Proxies. Every shareholder entitled to vote at a meeting of shareholders or to express consent or dissent without a meeting or a shareholders' duly authorized attorney-in-fact may authorize another person or persons to act for him by proxy.

    Every proxy must be signed by the shareholder or his attorney-in-fact. No proxy shall be valid after the expiration of eleven
(11) months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the shareholder executing it, except as otherwise provided by law.

     The authority of the holder of a proxy to act shall not be revoked by the incompetence or death of the shareholder who executed the proxy unless, before the authority is exercised, written notice of an adjudication of such incompetence or of such death is received by the corporate office responsible for maintaining the list of shareholders.

     If a proxy for the same shares confers authority upon two or more persons and does not otherwise provide, a majority of them present at the meeting, or if only one is present then that one, may exercise all the powers conferred by the proxy; but if the proxy holders present at the meeting are equally divided as to the right and manner of voting in any particular case, the voting of such shares shall be prorated.

     If a proxy expressly provides, any proxy holder may appoint in writing a substitute to act in his place.

     Section 11. Voting Trusts. Any number of shareholders of this corporation may create a voting trust for the purpose of conferring upon a trustee or trustees the right to vote or otherwise represent their shares, as provided by law. Where the counterpart of a voting trust agreement and the copy of the record of the holders of voting trust certificates has been deposited with the corporation as provided by law, such documents shall be subject to the same right of examination by a shareholder of the corporation, in person or by agent or attorney, as are the books and records of the corporation, and such counterpart and such copy of such record shall be subject to examination by any holder of record of voting trust certificates either in person or by agent or attorney, at any reasonable time for any proper purpose.

     Section 12. Shareholders' Agreements. Two (2) or more shareholders, of this corporation may enter an agreement providing for the exercise of voting rights in the manner provided in the agreement or relating to any phase of the affairs of the corporation as provided by law. Nothing therein shall impair the right of this corporation to treat the shareholders of record as entitled to vote the shares standing in their names.

     Section 13. Action by Shareholders Without a Meeting. Any action required by law, these bylaws, or the articles of incorporation of this corporation to be taken at any annual or special meeting of shareholders of the corporation, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If any class of shares is entitled to vote thereon as a class, such written consent shall be required of the holders of a majority of the shares of each class of shares entitled to vote as a class thereon and of the total shares entitled to vote thereon.

     Within ten (10) days after obtaining such authorization by written consent, notice shall be given to those shareholders who have not consented in writing. The notice shall fairly summarize the material features of the authorized action and, if the action be a merger, consolidation or sale or exchange of assets for which dissenters rights are provided under the law, the notice shall contain a clear statement of the right of shareholders dissenting therefrom to be paid the fair value of their shares upon compliance with further provisions of the law regarding the rights of dissenting shareholders.

                     ARTICLE II.  Directors

      Section  1.   Function.   All  corporate  powers  shall  be
exercised by or under the authority of, and the business and affairs of a corporation shall be managed under the direction of, the Board of Directors.

     Section 2. Qualification. Directors need not be residents of this state or shareholders of this corporation.

     Section 3. Compensation. The Board of Directors shall have authority to fix the compensation of directors.

     Section 4. Duties of Directors. A director shall perform his duties as a director, including his duties as a member of any committee of the board upon which he may serve, in good faith, in a manner he reasonably believes to be in the best interests of the corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances.

     In  performing his duties, a director shall be  entitled  to rely  on  information, opinions, reports or statements, including financial  statements  and other financial  data,  in  each  case prepared or presented by:

           (a)   one  or  more  officers  or  employees  of   the
corporation whom the director reasonably believes to be reliable and competent in the matters presented,

          (b) counsel, public accountants or other persons as to matters which the director reasonably believes to be within such person's professional or expert competence, or

          (c) a committee of the board upon which he does not serve, duly designated in accordance with a provision of the articles of incorporation or the bylaws, as to matters within its designated authority, which committee the director reasonably believes to merit confidence.

    A director shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that would cause such reliance described above to be unwarranted.

     A person who performs his duties in compliance with this section shall have no liability by reason of being or having been a director of the corporation.

     Section 5. Presumption of Assent. A director of the corporation who is present at a meeting of its Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless he votes against such action or abstains from voting in respect thereto because of an asserted conflict of interest.

    Section 6.  Number.  This corporation shall have at least one
(1) director. The minimum number of directors may be increased or decreased from time to time by amendment to these bylaws, but no decrease shall have the effect of shortening the terms of any incumbent director and no amendment shall decrease the number of directors below one (1), unless the stockholders have voted to operate the corporation.

     Section 7. Election and Term. Each person named in the articles of incorporation as a member of the initial board of directors shall hold office until the first annual meeting of shareholders, and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.

     At the first annual meeting of shareholders and at each annual meeting thereafter the shareholders shall elect directors to hold office until the next succeeding annual meeting. Each director shall hold office for the term for which he is elected and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.

    Section 8. Vacancies. Any vacancy occurring in the Board of Directors, including any vacancy created by reason of an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall hold office only until the next election of directors by the shareholders.

      Section  9.   Removal  of  Directors.   At  a  meeting   of
shareholders called expressly for that purpose, any director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of directors.

     Section 10. Quorum and Voting. A majority of the number of directors fixed by these bylaws shall constitute a quorum for the transaction of business. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

     Section 11. Director Conflicts of Interest. No contract or other transaction between this corporation and one (1) or more of its directors or any other corporation, firm, association or entity in which one or more of the directors are directors or officers or are financially interested, shall be either void or voidable because of such relationship or interest or because such director or directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction or because his or their votes are counted for such purpose, if:

          (a) The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; or

          (b) The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or

          (c) The contract or transaction is fair and reasonable as to the corporation at the time it is authorized by the board, a committee or the shareholders.

     Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

     Section 12. Executive and Other Committees. The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an executive committee and one or more other committees each of which, to the extent provided in such resolution, shall have and may exercise all the authority of the Board of Directors, except that no committee shall have the authority to:

          (a) approve or recommend to shareholders actions or proposals required by law to be approved by shareholders,

          (b) designate candidates for the office of director, for purposes of proxy solicitation or otherwise,

          (c) fill vacancies on the Board of Directors or any committee thereof,

         (d)  amend the bylaws,

          (e) authorize or approve the reacquisition of shares unless pursuant to a general formula or method specified by the Board of Directors, or

          (f) authorize or approve the issuance or sale of, or any contract to issue or sell, shares or designate the terms of a series of a class of shares, except that the Board of Directors, having acted regarding general authorization for the issuance or sale of shares, or any contract therefor, and, in the case of a series, the designation thereof, may, pursuant to a general formula or method specified by the Board of Directors, by resolution or by adoption of a stock option or other plan, authorize a committee to fix the terms of any contract for the sale of the shares and to fix the terms upon which such shares may be issued or sold, including, without limitation, the price, the rate or manner of payment of dividends, provisions for redemption, sinking fund, conversion, voting or preferential rights, and provisions for other features of a class of shares, or a series of a class of shares, with full power in such committee to adopt any final resolution setting forth all the terms thereof and to authorize the statement of the terms of a series for filing with the Department of State.

     The Board of Directors, by resolution adopted in accordance with this section, may designate one (1) or more directors as alternate members of any such committee, who may act in the place and stead of any absent member or members at any meeting of such committee.

    Section 13. Place of Meetings. Regular and special meetings by the Board of Directors may be held within or without the State of Florida.

     Section 14. Time, Notice and Call of Meetings. Regular meetings by the Board of Directors shall be held without notice. Written notice of the time and place of special meetings of the Board of Directors shall be given to each director by either personal delivery, telegram or cablegram at least two (2) days before the meeting or by notice mailed to the director at least five (5) days before the meeting.

     Notice of a meeting of the Board of Directors need not be given to any director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

    Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

     A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place. Notice of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other directors.

     Meetings of the Board of Directors may be called by the chairman of the board, by the president of the corporation, or by any two (2) directors.

     Members of the Board of Directors may participate in a meeting of such board by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

     Section 15. Action Without a Meeting. Any action required to be taken at a meeting of the directors of a corporation, or any action which may be taken at a meeting of the directors or a committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so to be taken, signed by all of the directors, or all the members of the committee, as the case may be, is filed in the minutes of the proceedings of the board or of the committee. Such consent shall have the same effect as a unanimous vote.

                     ARTICLE III.  Officers

    Section 1. Officers. The officers of this corporation shall consist of a president, a secretary and a treasurer, each of whom shall be elected by the Board of Directors. Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors from time to time. Any two (2) or more offices may be held by the same person. The failure to elect a president, secretary or treasurer shall not affect the existence of this corporation.

     Section 2. Duties. The officers of this corporation shall have the following duties:

     The President shall be the chief executive officer of the corporation, shall have general and active management of the business and affairs of the corporation subject to the directions of the Board of Directors, and shall preside at all meetings of the stockholders and Board of Directors.

    The Secretary shall have custody of, and maintain, all of the corporate records except the financial records; shall record the minutes of all meetings of the stockholders and Board of Directors, send all notice of meetings out, and perform such other duties as may be prescribed by the Board of Directors or the President.

     The Treasurer shall have custody of all corporate funds and financial records, shall keep full and accurate accounts of receipts and disbursements and render accounts thereof at the annual meetings of stockholders and whenever else required by the Board of Directors or the President, and shall perform such other duties as may be prescribed by the Board of Directors or the President.

     Section 3. Removal of Officers. Any officer or agent elected or appointed by the Board of Directors may be removed by the board whenever in its judgment the best interests of the corporation will be served thereby.

     Any officer or agent elected by the shareholders may be removed only by vote of the shareholders, unless the shareholders shall have authorized the directors to remove such officer or agent.

     Any vacancy, however occurring, in any office may be filled by the Board of Directors, unless the bylaws shall have expressly reserved such power to the shareholders.

     Removal of any officer shall be without prejudice to the contract rights, if any, of the person so removed; however, election or appointment of an officer or agent shall not of itself create contract rights.

                 ARTICLE IV.  Stock Certificates

     Section  1.   Issuance.   Every holder  of  shares  in  this
corporation shall be entitled to have a certificate, representing all shares to which he is entitled. No certificate shall be issued for any share until such share is fully paid.

     Section 2. Form. Certificates representing shares in this corporation shall be signed by the President or Vice President and the Secretary or an Assistant Secretary and may be sealed with the seal of this corporation or a facsimile thereof. The signatures of the President or Vice President and the Secretary or Assistant Secretary may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar, other than the corporation itself or an employee of the corporation. In case any officer who signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the date of its issuance.

    Every certificate representing shares which are restricted as to the sale, disposition or other transfer of such shares shall state that such shares are restricted as to transfer and shall set forth or fairly summarize upon the certificate, or shall state that the corporation will furnish to any shareholder upon request and without charge a full statement of, such restrictions.

     Each certificate representing shares shall state upon the face thereof: the name of the corporation; that the corporation is organized under the laws of this state; the name of the person or persons to whom issued; the number and class of shares, and the designation of the series, if any, which such certificate represents; and the par value of each share represented by such certificate, or a statement that the shares are without par value.

     Section 3. Transfer of Stock. The corporation shall register a stock certificate presented to it for transfer if the certificate is properly endorsed by the holder of record or by his duly authorized attorney, and upon surrender or cancellation of a certificate or certificates for a like number of shares.

     Section  4.   Lost, Stolen, or Destroyed Certificates.   The
corporation shall issue a new stock certificate in the place of any certificate previously issued if the holder of record of the

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

certificate (a) makes proof in affidavit form that it has been lost, destroyed or wrongfully taken; (b) requests the issue of a new certificate before the corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of any adverse claim; (c) gives bond in such form as the corporation may direct, to indemnify the corporation, the transfer agent, and registrar against any claim that may be made on account of the alleged loss, destruction, or theft of a certificate; and (d) satisfies any other reasonable requirements imposed by the corporation.

                  ARTICLE V.  Books and Records

    Section 1.  Corporate Records.

          (a) The corporation shall keep as permanent records minutes of all meetings of its shareholders and Board of Directors, a record of all actions taken by the shareholders or Board of Directors without a meeting, and a record of all actions taken by a committee of the Board of Directors on behalf of the corporation.

          (b) The corporation shall maintain accurate accounting records and a record of its shareholders in a form that permits preparation of a list of the names and addresses of all shareholders in alphabetical order by class of shares showing the number and series of shares held by each.

          (c) The corporation shall keep a copy of: its articles or restated articles of incorporation and all amendments to them currently in effect; these Bylaws or restated Bylaws and all amendments currently in effect; resolutions adopted by the Board of Directors creating one or more classes or series of shares and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding; the minutes of all shareholders' meetings and records of all actions taken by shareholders without a meeting for the past three years; written communications to all shareholders generally or all shareholders of a class of series within the past three years, including the financial statements furnished for the last three years; a list of names and business street addresses of its current directors and officers; and its most recent annual report delivered to the Department of State.

          (d) The corporation shall maintain its records in written form or in another form capable of conversion into written form within a reasonable time.

     Section 2. Shareholders' Inspection Rights. A shareholder is entitled to inspect and copy, during regular business hours at the corporation's principal office, any of the corporate records described in Section 1(c) of this Article if the shareholder gives the corporation written notice of the demand at least five
(5) business days before the date on which he wishes to inspect and copy the records.

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

    A shareholder is entitled to inspect and copy, during regular business hours at a reasonable location specified by the corporation, any of the following records of the corporation if the shareholder gives the corporation written notice of this demand at least five (5) business days before the date on which he wishes to inspect and copy provided (a) the demand is made in good faith and for a proper purpose; (b) the shareholder described with reasonable particularity the purpose and the records he desires to inspects; and (c) the records are directly connected with the purpose: (i) excerpts from minutes of any meeting of the Board of Directors, records of any action of a committee of the Board of Directors while acting in place of the Board on behalf of the corporation; (ii) accounting records;
(iii) the record of shareholders; and (iv) any other books and records of the corporation.

     This Section 2 does not affect the right of a shareholder to inspect and copy the shareholders' list described in Section 7 of
Article I, if the shareholder is in litigation with the corporation to the same extent as any other litigant or the power of a court to compel the production of corporate records for examination.

     The corporation may deny any demand for inspection if the demand was made for an improper purpose, or if the demanding shareholder has within the two (2) years preceding his demand, sold or offered for sale any list of shareholders of the corporation or of any other corporation, has aided or abetted any person in procuring any list of shareholders for that purpose, or has improperly used any information secured through any prior examination of the records of this corporation or any other corporation.

     Section 3. Financial Information. Not later than four (4) months after the close of each fiscal year, this corporation shall prepare a balance sheet showing in reasonable detail the financial condition of the corporation as of the close of its fiscal year, and a profit and loss statement showing the results of the operations of the corporation during its fiscal year.

     Upon the written request of any shareholder or holder of voting trust certificates for shares of the corporation, the corporation shall mail to such shareholder or holder of voting trust certificates a copy of the most recent such balance sheet and profit and loss statement.

     The balance sheets and profit and loss statements shall be filed in the registered office of the corporation in this state, shall be kept for at least five (5) years, and shall be subject to inspection during business hours by any shareholder or holder of voting trust certificates, in person or by agent.

                     ARTICLE VI.  Dividends

     The Board of Directors of this corporation may, from time to time, declare, and the corporation may pay dividends on its shares in cash, property or its own shares, except when the

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

corporation is insolvent or when the payment thereof would render the corporation insolvent or when the declaration or payment thereof would be contrary to any restrictions contained in the articles of incorporation, subject to the following provisions:

          (a) Dividends in cash or property may be declared and paid, except as otherwise provided in this section, only out of the unreserved and unrestricted earned surplus of the corporation or out of capital surplus, howsoever arising but each dividend paid out of capital surplus, and the amount per share paid from such surplus shall be disclosed to the shareholders receiving the same concurrently with the distribution.

           (b) Dividends may be declared and paid in the corporation's own treasury shares.

           (c) Dividends may be declared and paid in the corporation's own authorized but unissued shares out of any unreserved and unrestricted surplus of the corporation upon the following conditions:

               (1) If a dividend is payable in shares having a par value, such shares shall be issued at not less than the par value thereof and there shall be transferred to stated capital at the time such dividend is paid an amount of surplus equal to the aggregate par value of the shares to be issued as a dividend.

              (2) If a dividend is payable in shares without par value, such shares shall be issued at such stated value as shall be fixed by the Board of Directors by resolution adopted at the time such dividend is declared, and there shall be transferred to stated capital at the time such dividend is paid an amount of surplus equal to the aggregate stated value so fixed in respect of such shares; and the amount per share so transferred to stated capital shall be disclosed to the shareholders receiving such dividend concurrently with the payment thereof.

         (d) No dividend payable in shares of any class shall be paid to the holders of shares of any other class unless the articles of incorporation so provide or such payment is authorized by the affirmative vote or the written consent of the holders of at least a majority of the outstanding shares of the class in which the payment is to be made.

          (e) A split-up or division of the issued shares of any class into a greater number of shares of the same class without increasing the stated capital of the corporation shall not be construed to be a share dividend within the meaning of this section.

                  ARTICLE VII.  Corporate Seal

     The Board of Directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the corporation as it appears on page 1 of these Bylaws.

                    ARTICLE VIII.  Amendments

     These bylaws may be repealed or amended, and new bylaws may be adopted, by the Board of Directors.

    End of Bylaws adopted, by the Board of Directors.

                                       DIRECTORS:



                                       ___________________________
                                       Gerald Couture


                                       ___________________________
                                       Michael T. Cronin


                                       ___________________________
                                       Lawrence Steinberg


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

                 CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the use in the Prospectus constituting part of the Registration Statement on Form SB-2, and any amendments, there to, to be filed by Alpha Resources, Inc. of our Auditors' Opinion dated January 17, 1997, accompanying the Financial Statements of Alpha Resources, Inc. as of January 15, 1997, and to the use of our name under the caption "Experts" in the Prospectus.


Pender Newkirk & Company
Certified Public Accountants
Tampa, Florida
February 14, 1997

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